SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, For Use of the Commission Only
    (as permitted by Rule 14a-6(e) (2))

                              SUNBEAM CORPORATION
               (Name of Registrant as Specified in Its Charter)

                              SUNBEAM CORPORATION
   (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                                [GRAPHIC OMITTED]
                               SUNBEAM CORPORATION
                           2381 EXECUTIVE CENTER DRIVE
                            BOCA RATON, FLORIDA 33431

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 27, 2000

To the Stockholders of Sunbeam Corporation:

         Notice is hereby given to the stockholders of Sunbeam Corporation, a Delaware corporation (the "Company"), that the 2000 Annual Meeting of Stockholders of the Company (the "Annual Meeting") will be held at the Company's offices located at 2381 Executive Center Drive, Boca Raton, Florida 33431 on Tuesday, June 27, 2000, at 10:00 a.m. (local time), for the following purposes:

         1.  To elect the following eight (8) nominees for Directors of the
             Company: Philip E. Beekman, Charles M. Elson, Howard Gittis, John
             H. Klein, Jerry W. Levin, David J. Pecker, James D. Robinson III, and Faith Whittlesey (for terms to expire at the next Annual Meeting of Stockholders of the Company) (Proposal No. 1);

         2. To approve the grant of stock options to Jerry W. Levin, the Company's Chairman and Chief Executive Officer, pursuant to his Employment Agreement with the Company (Proposal No. 2);

         3. To approve the grant of stock options to Paul E. Shapiro, the Company's Executive Vice President and Chief Administrative Officer, pursuant to his Employment Agreement with the Company (Proposal No. 3);

         4. To approve the grant of stock options to Bobby G. Jenkins, the Company's Executive Vice President and Chief Financial Officer, pursuant to his Employment Agreement with the Company (Proposal No.
             4);

         5. To approve an amendment to the Sunbeam Corporation Management Incentive Plan (Proposal No. 5);

         6. To approve the adoption of the Sunbeam Corporation Key Executive Long Term Incentive Plan (Proposal No. 6);

         7. To approve the adoption of the Sunbeam Corporation 2000 Option Plan (Proposal No. 7); and

         8. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, including matters that the officers of the Company may deem appropriate, and stockholder proposals, if any, which are required to be included in the proxy materials by the rules and regulations of the Securities and Exchange Commission.

         The close of business on May 8, 2000 has been fixed as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting, and only stockholders of record at that time will be entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof.

         Stockholders who do not expect to attend the Annual Meeting in person are urged to sign, date and promptly return the proxy card that is enclosed herewith.

         By Order of the Board of Directors.
                                                       Barbara L. Allen
                                                       Secretary

May 11, 2000

                               SUNBEAM CORPORATION

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 27, 2000

         This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors and management of Sunbeam Corporation, a Delaware corporation (the "Company" or "Sunbeam"), of proxies for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Company's offices located at 2381 Executive Center Drive, Boca Raton, Florida 33431 on Tuesday, June 27, 2000, at 10:00 a.m. (local time), and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This Proxy Statement, Notice of Annual Meeting and accompanying proxy card are first being mailed to stockholders on or about May 11, 2000.

                               RECORD DATE; VOTING

         As of the close of business on May 8, 2000, the date fixed by the Company's Board of Directors (the "Board of Directors") as the record date (the "Record Date") for determining the stockholders of the Company entitled to receive notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof, the Company had outstanding 107,558,065 shares of common stock, par value $.01 per share (the "Common Stock"). Only holders of record on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof. Each share of Common Stock entitles the holder thereof to cast one vote on each matter to be considered at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of a majority of the issued and outstanding shares of Common Stock entitled to vote will constitute a quorum. Shares of Common Stock presented in person or represented by proxy (including shares which abstain or withhold a vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

         The proposals to be voted on are the election of eight (8) directors (Proposal No. 1), the grants of stock options to Jerry W. Levin, the Company's Chairman and Chief Executive Officer, Paul E. Shapiro, the Company's Executive Vice President and Chief Administrative Officer, and Bobby G. Jenkins, the Company's Executive Vice President and Chief Financial Officer (Proposals 2, 3, and 4), an amendment to the Sunbeam Corporation Management Incentive Plan (the "Incentive Plan") (Proposal No. 5), the adoption of the Sunbeam Corporation Key Executive Long Term Incentive Plan (the "LTIP") (Proposal No. 6), and the adoption of the Sunbeam Corporation 2000 Option Plan (the "2000 Option Plan") (Proposal No. 7). The Company has no knowledge of any other matters to be brought before the Annual Meeting. The deadline for receipt by the Secretary of the Company of stockholder proposals for inclusion at the Annual Meeting was January 16, 2000, and no proposals were received. However, if any other matters are properly presented at the Annual Meeting for action, in the absence of other instructions, the persons named in the enclosed proxy and acting thereunder will vote in accordance with their judgment on such matters.

         Brokers holding shares for beneficial owners who do not provide voting instructions with respect to Proposal Nos. 2, 3, 4, 5, 6 and 7 are prohibited from exercising discretionary authority with respect to such matters, and such shares may not be voted by brokers who do not receive voting instructions from their clients with respect to such matters ("broker non-votes") and therefore are not entitled to vote.

         Approval of the proposal to elect the nominees as Directors of the Company will require the affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock present in person or by proxy and entitled to vote on the matter. In tabulating the vote, votes that are withheld with respect to a nominee will be disregarded and will have no effect on the outcome of such vote.

         Approval of the proposals to approve grants of stock options to Messrs. Levin, Shapiro, and Jenkins (Proposal Nos. 2, 3 and 4), and the proposal to adopt the 2000 Option Plan (Proposal No. 7), will require the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present in person or by proxy at the Annual Meeting, provided that the number of total votes cast on the proposals must be more than 50% of all shares entitled to vote on the matter. In determining whether Proposals 2, 3, 4 and 7 have each received the requisite number of votes, broker non-votes will have no effect on the outcome of such votes and abstentions will have the effect of votes against such proposals.

         Approval of the proposals to approve the amendment to the Incentive Plan (Proposal No. 5) and to approve the adoption of the LTIP (Proposal No. 6) will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter. In determining whether Proposals No. 5 and 6 have each received the requisite number of votes, broker non-votes will have no effect on the outcome of such votes and abstentions will have the effect of votes against such proposals.

                          VOTING OF PROXIES; REVOCATION

         If the accompanying proxy card is properly signed and returned to the Company, the shares of Common Stock represented thereby will be voted as specified therein. If no specification is made, the shares will be voted in accordance with the recommendations of the Board of Directors which is "FOR" proposals one through seven. The proxy may, nevertheless, be revoked prior to its exercise by delivering written notice of revocation to the Secretary of the Company at 2381 Executive Center Drive, Boca Raton, Florida 33431, by executing a later dated proxy or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

     PROPOSAL 1 - ELECTION OF THE FOLLOWING EIGHT (8) NOMINEES FOR DIRECTORS

         The Company's By-Laws provide that the Board of Directors will consist of not less than three nor more than twelve persons as fixed from time to time by a vote of a majority of the entire Board of Directors. The Board of Directors has fixed the number of Directors of the Company at eight. At the Annual Meeting, Directors of the Company will be elected to serve terms expiring at the next Annual Meeting of Stockholders of the Company or until their successors are elected and have been qualified. The Board of Directors has no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a Director of the Company, and if the Board of Directors designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board of Directors.

         The names of the nominees, their principal occupations and the year in which each current Director of the Company initially joined the Board of Directors are set forth below.

         JERRY W. LEVIN, age 56, was appointed Chief Executive Officer, President and a Director of Sunbeam in June 1998 and was elected as Chairman of the Board of Directors in March 1999. Mr. Levin has served as Chairman of the Board and Chief Executive Officer of The Coleman Company, Inc. ("Coleman") since August 1998 and as Chief Executive Officer of Coleman from June 1998 to August 1998. Mr. Levin previously held the position of Chairman and Chief Executive Officer of Coleman from February 1997 until its acquisition by Sunbeam in March 1998. Mr. Levin was also the Chairman of Coleman from 1989 to 1991. Mr. Levin was Chairman of the Board of Revlon, Inc. ("Revlon") from November 1995 until June 1998, Chief Executive Officer of Revlon from 1992 until January 1997, and President of Revlon from 1991 to 1995. Mr. Levin has been Executive Vice President of MacAndrews & Forbes Holdings, Inc. ("MacAndrews & Forbes") since March 1989. For 15 years prior to joining MacAndrews & Forbes, Mr. Levin held various senior executive positions with The Pillsbury Company. Mr. Levin is also a member of the Boards of Directors of Revlon, Ecolab, Inc., and U.S. Bancorp, Inc. For a description of certain arrangements entered into by Sunbeam and MacAndrews & Forbes relating to the services of Mr. Levin as an officer of Sunbeam, see "Certain Relationships and Related Transactions-Services Provided by MacAndrews & Forbes." See "Security Ownership of Certain Beneficial Owners".

         PHILIP E. BEEKMAN, age 68, has been a Director of Sunbeam since June 1999. Mr. Beekman is President of Owl Hollow Enterprises Inc., a position he has held since July 1994. From December 1986 to July 1994, he was Chairman and Chief Executive Officer of Hook SUPERX, a retail drug store chain. Mr. Beekman also is a member of the Boards of Directors of General Chemical Group, Inc., Linens 'N Things, Inc., The Kendle Company and Procure Net Inc..

         CHARLES M. ELSON, age 40, has been a Director of Sunbeam since his appointment to the Board of Directors in September 1996. Mr. Elson was a Director of Coleman from March 30, 1998 until June 24, 1998. Mr. Elson has been a Professor of Law at Stetson University College of Law since 1990 and serves as Of Counsel to the law firm of Holland & Knight since May 1995. Mr. Elson has been appointed Edgar S. Woolard, Jr. Professor of Corporate Governance and Director, Center for Corporate Governance at University of Delaware, beginning September 2000. He was a Visiting Professor at the University of Maryland School of Law from August 1998 to

December 1998, and at the Cornell Law School from January 1996 to June 1996. Mr. Elson is also a Member of the American Law Institute and the Advisory Council and Commissions on Director Compensation, Director Professionalism, CEO Succession and Audit Committees of the National Association of Corporate Directors. He is Trustee of Talledega College, a Director of the Investor Responsibility Research Center and a Salvatori Fellow of the Heritage Foundation. Mr. Elson is also a director of Nuevo Energy Company.

         HOWARD GITTIS, age 66, was appointed to the Board of Directors of Sunbeam in June 1998. Mr. Gittis has been a Director, Vice Chairman and Chief Administrative Officer of MacAndrews & Forbes and certain of its affiliates since 1985. Mr. Gittis is also a member of the Board of Directors of Golden State Bancorp Inc., Golden State Holdings Inc., Jones Apparel Group, Inc., Loral Space & Communications Ltd., M & F Worldwide Corp., Panavision Inc., Revlon Consumer Products Corporation, Revlon, Inc., REV Holdings Inc. and Rutherford-Moran Oil Corporation.

         JOHN H. KLEIN, age 54, was appointed to the Board of Directors in February 1999. Mr. Klein is Chairman and Chief Executive Officer of Bi-Logix, Inc. and Strategic Business and Technology Solutions LLC, and is Chairman of CyBear, positions he has held since mid-1998. From April 1996 to May 1998, he was Chairman and Chief Executive Officer of MIM Corporation, a provider of pharmacy benefit services to medical groups. Prior to that he served as President of IVAX North American Multi-Source Pharmaceutical Group from January 1995 and as President and Chief Executive Officer of Zenith Laboratories, a generic pharmaceutical manufacturer from May 1989 to 1995.

         DAVID J. PECKER, age 48, a nominee for election as a Director, has been President, Chief Executive Officer and Chief Operating Officer of American Media, Inc. since May 1999. From 1991 to 1999, Mr. Pecker was President, and from 1992 to 1999, was Chief Executive Officer of Hachette Filipacchi Magazines ("Hachette"). From 1990 to 1992, Mr. Pecker was Executive Vice President, Chief Operating Officer and Chief Financial Officer of Hachette, and during 1999, was also Executive Vice President/Publishing for Hachette. Prior to 1990, Mr. Pecker held various financial positions with Diamandis Communications Inc., a predecessor of Hachette, and with CBS, Inc. Prior to joining CBS, he was Senior Auditor at PricewaterhouseCoopers. Mr. Pecker is a Director of Next Generation Network.

         JAMES D. ROBINSON III, age 64, is a nominee for election as a Director. Mr. Robinson co-founded RRE Investors, LLC and has served as its Chairman and Chief Executive Officer since 1994. Mr. Robinson has also served as Chairman of Violy, Bijorum & Partners Holdings since 1996, and served as Chairman and Chief Executive Officer of American Express Company from 1977 to 1993, after serving in various executive positions at American Express Company. Mr. Robinson serves on the Boards of Directors of Coca-Cola Corporation, Bristol-Myers Squibb Company, FirstData Corporation, Cambridge Technology Partners and Concur Technologies, Inc.

         FAITH WHITTLESEY, age 61, has been a Director of Sunbeam since her appointment to the Board of Directors in December 1996. Mrs. Whittlesey has served as the Chief Executive Officer of the American Swiss Foundation, an educational foundation, since 1991. She is also a member of the Board of Directors of Valassis Communications, Inc.

         Approval of this proposal will require the affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock present in person or by proxy and entitled to vote on the matter. In tabulating the vote, votes that are withheld with respect to a nominee will be disregarded and will have no effect on the outcome of such vote.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
       THE ELECTION OF THE FOREGOING NOMINEES AS DIRECTORS OF THE COMPANY

DIRECTORS' COMPENSATION

         During 1999, each of the Directors of the Company who were not employees of either the Company or an affiliate ("Outside Directors") received a $10,000 annual retainer and $1,000 for each meeting of the Board of Directors or its Committees attended by such Outside Director, whether in person or by telephone. In addition, pursuant to the Amended and Restated Sunbeam Corporation Stock Option Plan (the "Option Plan"), each of the Outside Directors was automatically granted 1,500 shares of restricted stock upon his or her initial election or appointment to the Board of Directors or upon each subsequent re-election to the Board of Directors (prorated in case of an election or appointment at any time other than at an annual meeting of stockholders). Such restricted stock vested immediately upon the Outside Director's acceptance of his or her election or appointment.

         In February 2000, the Compensation Committee and the Board of Directors approved a new non-employee Directors' compensation program consisting of (i) an annual retainer of $25,000, (ii) a fee of $1,000 for each Board or Committee meeting attended by a Director, whether in person or by telephone, (iii) a $2,000 annual fee for each Committee Chairmanship, and (iv) an annual grant of an option to purchase 5,000 shares of Common Stock to be granted on the date of election of a non-employee Director and upon each subsequent re-election, having an exercise price equal to the Fair Market Value (as defined in the 2000 Option
Plan) on the date of grant, and vesting at the rate of one-third on each anniversary of the date of grant.

         Directors are also reimbursed for all ordinary and necessary out-of-pocket expenses incurred by them in attending meetings of the Board of Directors or its Committees.

COMMITTEES OF THE BOARD OF DIRECTORS; BOARD OF DIRECTORS AND COMMITTEE MEETINGS

         During 1999, the Board of Directors held seven meetings and took action by written consent one time. As permitted by the By-Laws of the Company, the Company has several standing committees, including an Audit Committee, an Executive Committee and a Compensation Committee. The Executive Committee also serves as the Nominating Committee. Following the Annual Meeting, the Board of Directors will also have a Corporate Governance Committee.

         The Executive Committee of the Board of Directors currently consists of Jerry W. Levin (Chairman), Howard Gittis, Peter Langerman (who is not standing for re-election) and Howard Kristol (who is not standing for re-election). The Executive Committee has the authority to act in place of the Board of Directors on all matters that would otherwise come before the Board of Directors to the fullest extent permitted by Delaware law. In 1999, the Executive Committee met three times and took action by written consent two times. Following the Annual Meeting, subject to election of the nominees for Directors, the Executive Committee will consist of Jerry W. Levin (Chairman), Howard Gittis and James D. Robinson, III.

         The Executive Committee acted as the Company's Nominating Committee for purposes of considering nominees for election as Directors. The Executive Committee did not hold any separate meetings during 1999 in its capacity as the Nominating Committee.

         The Audit Committee of the Board of Directors currently consists of Howard Kristol (Chairman), Philip Beekman, Charles M. Elson and Faith Whittlesey. The Audit Committee's primary responsibilities are set forth in the Audit Committee charter, a copy of which is attached hereto as Appendix A. The Audit Committee met eight times during 1999 and took action by written consent one time during 1999. Following the Annual Meeting, subject to the election of the nominees for Directors, the Audit Committee will consist of Philip Beekman (Chairman), Charles M. Elson, James D. Robinson, III (Vice-Chairman) and John H. Klein, and such members of the Audit Committee are all "independent" within the meaning of Sections 303.01 (B) (2) (a) and (B) (3) of the New York Stock Exchange Listing Manual.

         Compensation issues are the responsibility of the Compensation Committee, which currently consists of Howard Gittis (Chairman), John H. Klein and Faith Whittlesey. The Compensation Committee is responsible for establishing the general compensation policies of the Company, compensation levels for its executive officers, and administering the benefit plans of the Company in which the Company's officers participate, including the Option Plan and Incentive Plan, as well as the LTIP and the 2000 Option Plan, if approved at the Annual Meeting. In 1999, the Compensation Committee met seven times. Following the Annual Meeting, subject to the election of the nominees for Directors, the Compensation Committee will consist of Howard Gittis (Chairman), John H. Klein, David J. Pecker and Faith Whittlesey.

         Each of the Company's incumbent Directors attended (either in person or by telephone) 100% of the aggregate number of meetings of the Board of Directors held during 1999, and at least 75% of the aggregate number of meetings held during that time period by the respective Committee(s) of which such Director was a member.

         Following the Annual Meeting, subject to the election of the nominees for Directors, the Corporate Governance Committee of the Board will consist of Messrs. Elson (Chairman), Philip E. Beekman, David J. Pecker and Faith Whittlesey. The Corporate Governance Committee will be responsible for all governance matters, succession of senior management, nomination of individuals for election to the Board and compensation of non-employee Directors.

EXECUTIVE OFFICERS

         The following table sets forth certain information as of April 13, 2000 concerning the executive officers of the Company. All executive officers serve at the pleasure of the Board of Directors.

         NAME                AGE                   POSITION
         ----                ---                   --------
         Jerry W. Levin       56     Chairman, Chief Executive Officer and President
         Paul E. Shapiro      59     Executive Vice President and Chief
                                        Administrative Officer
         Bobby G. Jenkins     38     Executive Vice President and Chief
                                        Financial Officer
         Ronald H. Dunbar     63     Senior Vice President - Human Resources
         Steven R. Isko       36     Senior Vice President and General Counsel
         Barbara L. Allen     44     Corporate Secretary

         Paul E. Shapiro joined Sunbeam as Executive Vice President and Chief Administrative Officer in June 1998. Mr. Shapiro was appointed Executive Vice President and Chief Administrative Officer and a Director of Coleman in June 1998. Mr. Shapiro previously held the position of Executive Vice President and General Counsel of Coleman from July 1997 until its acquisition by Sunbeam in March 1998. Before joining Coleman, he was Executive Vice President, General Counsel and Chief Administrative Officer of Marvel Entertainment Group, Inc. ("Marvel"). Marvel and several of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in 1996. Mr. Shapiro served as an executive officer of Marvel at the time of such filing. He had previously spent over 25 years in private law practice and as a business executive, most recently as a stockholder in the law firm of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel. Mr. Shapiro is also a member of the Board of Directors of Toll Brothers, Inc. For a description of certain arrangements entered into by Sunbeam and MacAndrews & Forbes relating to the services of Mr. Shapiro as an officer of Sunbeam, see "Certain Relationships and Related Transactions-Services Provided by MacAndrews & Forbes."

         Bobby G. Jenkins joined Sunbeam as Executive Vice President and Chief Financial Officer in June 1998. Mr. Jenkins was appointed Executive Vice President of Coleman in August 1998, and previously held the position of Chief Financial Officer of Coleman's Outdoor Recreation division from September 1997 to May 1998. Mr. Jenkins was Executive Vice President and Chief Financial Officer of Marvel from December 1993 through June 1997. Mr. Jenkins served as an executive officer of Marvel at the time of the 1996 Chapter 11 filings of Marvel and several of its subsidiaries. Mr. Jenkins was Assistant Vice President of Finance at Turner Broadcasting System from August 1992 to November 1993. Prior to that, Mr. Jenkins was with Pricewaterhouse LLP, last serving as Senior Audit Manager. For a description of certain arrangements entered into by Sunbeam and MacAndrews & Forbes relating to the services of Mr. Jenkins as an officer of Sunbeam, see "Certain Relationships and Related Transactions-Services Provided by MacAndrews & Forbes."

         Ronald H. Dunbar was appointed Senior Vice President, Human Resources in August 1998. Mr. Dunbar was Senior Vice President, Human Resources of Revlon from 1991 until 1998. Mr. Dunbar was Vice President and General Manager of Arnold Menn and Associates, a career management consulting and executive outplacement firm, from 1989 to 1991, and Executive Vice President and Chief Human Resources Officer of Ryder System, Inc., a highway transportation firm, from 1978 to 1989. Prior to that, Mr. Dunbar served in senior executive human resources positions at Xerox Corporation and Ford Motor Company.

         Steven R. Isko joined Sunbeam in June 1999 as Senior Vice President and General Counsel. Mr. Isko also serves as Senior Vice President and General Counsel of Coleman. From May 1998 to December 1998, Mr. Isko was Senior Vice President, General Counsel and Secretary of The Cosmetic Center, Inc. From June 1997 to April 1998, Mr. Isko was Vice President, Legal for Coleman and from June 1996 to July 1997, was Vice President-Law and Corporate Secretary of Marvel. Prior to June 1996, Mr. Isko was an associate at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP in New York, New York.

         Barbara L. Allen joined Sunbeam in June 1999 as Secretary. Ms. Allen also serves as Secretary of Coleman. From April 1998 to June 1999, Ms. Allen was a consultant to Coleman. From April 1997 to March 1998, Ms. Allen was Secretary of Coleman. Prior to April 1997, Ms. Allen served in various capacities at Coleman, including as Assistant Secretary from December 1991 to April 1997.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth for the years ended December 31, 1999, December 31, 1998, and December 28, 1997, the compensation for services rendered to the Company in all capacities of those persons who, during 1999, (i) served as chief executive officer ("CEO") of the Company, and (ii) were among the four most highly compensated executive officers of the Company, other than the CEO, as of the Company's fiscal year end, (the individuals referred to in clauses (i) and (ii) being collectively referred to as the "Named Executives"). Each of the Named Executives joined the Company during 1998.

                                                                                           LONG TERM
                                           ANNUAL COMPENSATION AWARDS                   COMPENSATION AWARDS
                                    --------------------------------------------      ----------------------------
                                                                                                      SECURITIES
                                                                                                      UNDERLYING
NAME AND                                                            OTHER ANNUAL      RESTRICTED      OPTIONS/SARS       ALL OTHER
PRINCIPAL POSITION        YEAR       SALARY          BONUS          COMPENSATION        STOCK            AWARD         COMPENSATION
------------------        ----     ----------    -------------      ------------      ----------      ------------     ------------
Jerry W. Levin            1999     $1,112,500    $1,500,000 (1)     $  88,231 (2)         0              250,000        $   780 (3)
   Chairman, Chief        1998        541,667       541,667           123,952 (2)         0            2,750,000            980 (3)
   Executive Officer
   and President

Paul E. Shapiro           1999        712,500       584,100                -- (4)         0                    0          5,084 (5)
   Executive Vice         1998        327,273       243,750                -- (4)         0              600,000            588 (3)
   President and Chief
   Administrative
   Officer

Bobby G. Jenkins          1999        410,000       325,000 (1)            -- (4)         0              100,000          5,042 (6)
   Executive Vice         1998        238,986 (7)   239,102 (8)        55,540 (9)         0              450,000         19,120 (10)
   President and
   Chief Financial
   Officer

Jack D. Hall              1999        400,000       266,600                -- (4)         0                    0          5,024 (11)
   Former President,      1998        100,000        60,000            54,933 (13)        0              400,000             60 (3)
   International(12)

Ronald H. Dunbar          1999        445,000       243,200                -- (4)         0              275,000          5,084 (4)
   Senior Vice President, 1998        148,333        74,167            54,574 (14)        0              150,000             89 (3)
   Human Resources

------------
(1) Bonus earned in 1999 includes discretionary awards of $284,000 and $56,100 for Messrs. Levin and Jenkins, respectively.

(2) For 1999, includes $44,822 for personal use of aircraft, the value of a Company provided automobile, relocation expenses of $25,511, reimbursement of country club fees and taxes paid by the Company on the value of such automobile. For 1998, includes $82,616 for reimbursement of country club fees, the value of a Company-provided automobile, relocation expenses of $37,560 and taxes paid by the Company on the value of such relocation expenses.

(3)  Represents Company-paid premiums for term life insurance.

(4) Amounts do not equal the lesser of (i) $50,000 and (ii) 10% of compensation.

(5) Includes $4,304 for the Company's 401(k) matching contribution and $780 for Company-paid premiums for term life insurance.

(6) Includes $4,304 for the Company's 401(k) matching contribution and $738 for Company-paid premiums for term life insurance.

(7) Includes Mr. Jenkins' salary from Coleman from the date of the acquisition by Sunbeam in March 1998 of 79% of the outstanding stock of Coleman until his termination of employment with Coleman, Mr. Jenkins' salary from Sunbeam from the date of employment by Sunbeam and $12,327 for accrued vacation in 1998 upon Mr. Jenkins' termination of employment with Coleman.

(8) Includes the entire amount of bonuses paid to Mr. Jenkins in 1999 for services rendered to Coleman and to Sunbeam during 1998.

(9) Includes a car allowance, reimbursement of relocation expenses of $37,692 and taxes paid by the Company on such relocation expenses.

(10) Includes severance payments of $18,633 made to Mr. Jenkins in connection with the termination of his employment with Coleman, and $487 for the Company's 401(k) matching contribution.

(11) Includes $4,304 for the Company's 401(k) matching contribution and $720 for Company-paid premiums for term life insurance.

(12) Mr. Hall resigned as President, International in April 2000.

(13) Includes $44,094 for relocation expenses, $9,173 for taxes paid by the Company on such relocation expenses and the value of a Company-provided automobile.

(14) Includes $43,863 for relocation expenses, taxes paid by the Company on such relocation expenses, and the value of a Company-provided automobile.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information with respect to the options to purchase shares of Common Stock granted to the Named Executives during 1999.

                                               % OF TOTAL
                               NUMBER OF         OPTIONS
                               SECURITIES       GRANTED TO
                               UNDERLYING       EMPLOYEES     EXERCISE OR
                                OPTIONS         IN FISCAL      BASE PRICE   EXPIRATION     GRANT DATE
NAME                          GRANTED (1)         YEAR         ($/SHARE)      DATE (3)      VALUE (4)
----                          -----------      -----------    -----------   ----------     ----------
Jerry W. Levin...............    250,000 (2)       4.1%        $ 5.56         4/1/2009     $ 806,462
Bobby G. Jenkins............     100,000 (2)       1.6%          5.56         4/1/2009       322,597
Ronald H. Dunbar...........      150,000 (2)       2.5%          6.68         2/4/2009       581,370
                                 125,000 (2)       2.1%          4.38       12/15/2009       317,663

------------
(1) All options have a term of ten years from their respective grant dates.

(2) These options become exercisable over a period of three years in equal annual increments commencing on the first anniversary of the grant date.

(3) Grant dates were April 1, 1999 for Messrs. Levin and Jenkins and February 4, 1999 and December 15, 1999 for Mr. Dunbar.

(4) Grant date values were calculated using the Black-Scholes options pricing model which has been adjusted to take dividends into account for the period prior to announced discontinuance of dividends. Use of this model should not be viewed in any way as a forecast of the future performance of the Common Stock. The estimated present value of each stock option as set forth above is based on the following inputs:

                                                         GRANT DATES
                                                ------------------------------
                                                 2/04/99    4/1/99   12/15/99
                                                ---------- --------- ---------

     Risk Free Interest Rate...............       4.87%      5.31%     6.29%
     Stock Price Volatility................      56.32%     55.58%    55.98%
     Dividend Yield........................       0.00%      0.00%     0.00%

     The model assumes: (a) an expected option term of five years; (b) a risk-free interest rate based on closing five-year U.S. Treasury Strip yield on the date of valuation; and (c) no forfeitures. Stock price volatility is calculated using weekly stock prices for a period of five years ended as of December 31, 1999. Notwithstanding the fact that these options are, with limited exceptions, non-transferable, no discount for lack of marketability was taken.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

         The following table sets forth information with respect to option exercises by the Named Executives during 1999 and the number of options held by the Named Executives at the Company's fiscal year end.

                                                                 NUMBER OF SECURITIES
                                                                UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                                   OPTIONS HELD AT              IN-THE-MONEY OPTIONS AT
                                                                  DECEMBER 31, 1999              DECEMBER 31, 1999 (1)
                               SHARES ACQUIRED     VALUE       ---------------------------   ----------------------------
NAME                             ON EXERCISE      REALIZED     EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                           ---------------    --------     -----------   -------------   -----------    --------------
Jerry W. Levin...............         0              0                  0       3,000,000          0               0
Paul E. Shapiro..............         0              0                  0         600,000          0               0
Bobby G. Jenkins.............         0              0                  0         550,000          0               0
Jack D. Hall (2).............         0              0                  0         400,000          0               0
Ronald H. Dunbar.............         0              0             50,000         375,000          0               0

------------
(1) The closing price of the Common Stock on December 31, 1999 was $4.20 per share.

(2) Mr. Hall resigned as President, International in April 2000.


DEFINED BENEFIT OR ACTUARIAL PLAN DISCLOSURE

         Messrs. Levin, Shapiro and Jenkins participate in the New Coleman Company, Inc. Retirement Plan for Salaried Employees (the "Coleman Retirement Plan"), a noncontributory qualified defined benefit retirement plan. Effective January 1, 1999, the Coleman Retirement Plan adopted a "cash balance" benefit formula. Under this formula, the benefit that Messrs. Levin and Shapiro earn on and after that date is based on both (i) an annual "pay credit" (which is fixed percentage, determined by reference to a table, of that year's compensation not in excess of the maximum compensation limits established by the Internal Revenue Code of 1986, as amended (the "Code")) and (ii) an annual "interest credit" on their previously earned benefits. (The annual pay credit percentage increases with age. The annual interest credit is based on the interest rate on 30-year Treasury securities, subject to a floor and a ceiling rate.) Under the cash balance formula, Mr. Jenkins receives only annual "interest credits" on the benefit which he earned as of December 31, 1998. The annual pension from the Coleman Retirement Plan will be reduced by any pension amounts payable by other plans in which Messrs. Levin, Shapiro and Jenkins may have participated while employed by a company that was in the same "controlled group" of companies as Coleman. Their projected annual benefits under the Coleman Retirement Plan, payable in a single life annuity form at age 65, would be:

         NAME                       ANNUITY AMOUNT
         ----                       --------------
         Mr. Levin                    $19,154.64
         Mr. Shapiro                  $13,295.04
         Mr. Jenkins                   $5,584.68


Mr. Dunbar is entitled to a supplemental retirement benefit pursuant to his employment agreement. See "Employment Contracts and Termination of Employment and Change In Control Arrangements--Employment Arrangements with Mr. Ronald H. Dunbar."

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as of April 15, 2000 with respect to beneficial ownership of the Common Stock by all persons known by the Company to be the record or beneficial owner of more than 5% of the outstanding shares of Common Stock. Except as otherwise noted, all beneficial owners listed below have sole voting and investment power with respect to the shares of Common Stock owned by them.

                                                       AMOUNT AND NATURE               PERCENTAGE OF
NAME                                                 OF BENEFICIAL OWNERSHIP            COMMON STOCK
----                                                 -----------------------            ------------
Ronald O. Perelman ...............................       37,099,749  (1)                   28.4% (1)

Franklin Mutual Advisers, Inc. ...................       17,541,398  (2)                   16.3%

Albert J. Dunlap .................................        7,741,564  (3)                    6.8% (3)

Invista Capital Management, LLC/Principal Mutual
Holding Company ..................................        7,392,900  (4)                    6.9%

------------
(1) Represents shares of Common Stock received by Coleman (Parent) Holdings, Inc., an affiliate of MacAndrews & Forbes ("Parent Holdings"), in the Company's acquisition of 79% of the outstanding stock of Coleman and 23 million shares of Common Stock that may be acquired by a subsidiary of MacAndrews & Forbes pursuant to a warrant issued to it by Sunbeam. The shares of Common Stock subject to the warrant have a $7 per share exercise price, which exceeds the current market price of the Common Stock. The address of Parent Holdings is 35 E. 62nd Street, New York, New York 10021. Ronald O. Perelman is the indirect beneficial owner of all of the outstanding capital stock of Parent Holdings. Accordingly, Mr. Perelman may be deemed to be the beneficial owner of all of the shares of Common Stock owned by Parent Holdings. Mr. Perelman's address is 35 E. 62nd Street, New York, New York 10021.

(2) Information reflected in this table and the notes thereto with respect to Franklin Mutual Advisers, Inc. ("FMA") is derived from the Schedule 13D, dated November 1, 1996, filed by FMA or its predecessors with the Securities and Exchange Commission (the "SEC"), as thereafter amended, most recently on March 1, 1999. The address of FMA is 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078. The shares listed above are beneficially owned by one or more open-end investment companies or other managed accounts which, pursuant to advisory contracts, are advised by FMA. FMA disclaims beneficial ownership of these shares.

(3) Information reflected in this table and the notes thereto with respect to Mr. Dunlap (the former Chairman and Chief Executive Officer of the Company) is based upon filings made by him with the SEC. Mr. Dunlap's holdings include certain purported stock grants for 1,166,667 shares and options to acquire an additional 6,250,000 shares of Common Stock granted by the Company which are a matter of dispute between the Company and Mr. Dunlap. Nothing contained in this Proxy Statement should be construed to limit or otherwise affect the Company's claims against Mr. Dunlap, including claims with respect to his entitlement to certain equity grants.

(4) Information reflected in this table and the notes thereto with respect to Invista Capital Management, LLC ("Invista") and Principal Mutual Holding Company ("Principal") is derived from the Form 13G jointly filed with the SEC by Invista and Principal on February 15, 2000. The address of Invista is 1900 Hub Tower, 699 Walnut Street, Des Moines, Iowa 50309. The address of Principal is 711 High Street, Des Moines, Iowa 50392. Invista and Principal exercise shared voting power and investment discretion with respect to all of the shares of Common Stock beneficially owned by them.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the beneficial ownership, reported to the Company as of April 15, 2000, of Common Stock, including shares as to which a right to acquire ownership exists, of: (1) each Director and nominee for election as Director of the Company; (2) each of the Named Executives, and (3) the Directors, nominees for Director and current executive officers of the Company as a group.

                                               AMOUNT AND NATURE
                                                OF BENEFICIAL      PERCENTAGE OF
NAME                                             OWNERSHIP(1)       COMMON STOCK
----                                           -----------------   -------------
DIRECTORS AND DIRECTOR NOMINEES
Philip E. Beekman......................             6,500 (2)           *
Charles M. Elson.......................            12,000 (2)           *
Howard Gittis..........................                 0 (3)           *
John H. Klein..........................             1,915 (2)           *
Jerry W. Levin.........................            83,333 (3)(4)        *
David J. Pecker........................                 0               *
James D. Robinson III..................            25,000               *
Faith Whittlesey.......................             8,390 (2)           *
Howard Kristol.........................            12,000 (2)           *
Peter Langerman........................                 0 (5)           *

NAMED EXECUTIVES
Paul E. Shapiro........................                 0 (3)           *
Bobby G. Jenkins.......................            33,333 (6)           *
Jack D. Hall(7)........................                 0               *
Ronald H. Dunbar.......................           100,000 (8)           *


All Directors, nominees for Directors,
and current executive officers
as a group (14 persons)................           283,815 (9)           *

------------
 *   Less than one percent.

(1) All of the above named individuals have the sole power to vote and to dispose of the shares of Common Stock listed above except that 5,000 of the shares beneficially owned by Mr. Beekman are held by the Beekman Family Limited Partnership, of which he is a General Partner.

(2) Includes restricted shares of Common Stock granted to each of Directors Beekman, Elson, Klein, Kristol and Whittlesey upon their respective elections, appointments and subsequent reelections to the Sunbeam Board of Directors, all of which shares were immediately vested.

(3) Does not include shares of Common Stock owned by MacAndrews & Forbes as to which Messrs. Gittis, Levin and Shapiro disclaim beneficial ownership. See "Security Ownership Of Certain Beneficial Owners."

(4) Mr. Levin has the right to acquire all of such shares under options which are currently exercisable; no other options become exercisable within sixty days after April 15, 2000.

(5) Does not include shares of Sunbeam Common Stock owned by Franklin Mutual Advisers, as to which Mr. Langerman disclaims beneficial ownership. See "Security Ownership Of Certain Beneficial Owners."

(6) Mr. Jenkins has the right to acquire all of such shares under options which are currently exercisable; no other options become exercisable within sixty days after April 15, 2000.

(7)  Mr. Hall resigned as President, International in April 2000.

(8) Mr. Dunbar has the right to acquire all of such shares under options which are currently exercisable; no other options become exercisable within sixty days after April 15, 2000.

(9) Includes 216,666 shares of Common Stock which all current executive officers of the Company have the right to acquire under options which are currently exercisable; no other options held by current executive officers become exercisable within sixty days after April 15, 2000.

                     EMPLOYMENT CONTRACTS AND TERMINATION OF
                  EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

EMPLOYMENT AGREEMENTS WITH MESSRS. LEVIN, SHAPIRO AND JENKINS

         Effective January 3, 2000, the Company entered into new employment agreements with (i) Mr. Levin (the "Levin Agreement"), (ii) Mr. Shapiro (the "Shapiro Agreement"), and (iii) Mr. Jenkins (the "Jenkins Agreement" and collectively with the Levin Agreement and the Shapiro Agreement, the "Employment Agreements"). The Employment Agreements increased the compensation payable to each of the three executives and extended the term of their existing employment agreements with the Company. Pursuant to their respective Employment Agreements, the Company agreed to employ Mr. Levin as Chairman and Chief Executive Officer, Mr. Shapiro as Executive Vice President and Chief Administrative Officer, and Mr. Jenkins as Executive Vice President and Chief Financial Officer. The term of each of the Employment Agreements expires June 30, 2003. Messrs. Levin, Shapiro and Jenkins are sometimes referred to herein as the "Executives".

COMPENSATION

         Under the Levin Agreement, Mr. Levin is to be paid base salary at an annual rate of $1,150,000, increasing to (i) $1,300,000 effective July 1, 2000,
(ii) $1,450,000 effective July 1, 2001 and (iii) $1,600,000 effective July 1, 2002. Under the Shapiro Agreement, Mr. Shapiro is to be paid a base salary at an annual rate of $750,000, increasing to (i) $850,000 effective July 1, 2000, (ii) $950,000 effective July 1, 2001 and (iii) $1,050,000 effective July 1, 2002.
Under the Jenkins Agreement, Mr. Jenkins is to be paid a base salary at an annual rate of $425,000, increasing to (i) $475,000 effective July 1, 2000, (ii) $525,000 effective July 1, 2001 and (iii) $575,000 effective July 1, 2002. Pursuant to their respective Employment Agreements, Messrs. Levin, Shapiro and Jenkins are entitled to a performance-based target annual bonus of 125% of annual base salary, 75% of annual base salary, and 60% of annual base salary, respectively, and if certain performance objectives are met, each Executive may be paid a performance-based annual bonus of up to two times their respective target amounts. Pursuant to the Levin Agreement, Mr. Levin will receive a re-signing bonus of $500,000 payable on each of July 1, 2000, 2001 and 2002. Pursuant to the Shapiro Agreement, Mr. Shapiro will receive a re-signing bonus of $250,000 payable on each of July 1, 2000, 2001 and 2002. Each of the Executives also participates in other benefit plans generally available to other employees and senior executives of the Company. Each of the Executives also receives such perquisites as a company car or car allowance, one country club membership, reimbursement of financial, tax and estate planning fees, first class air travel, residential security system, and, only in the case of Mr. Levin, private aircraft travel for travel in North America.

EQUITY GRANTS

         Pursuant to the Employment Agreements and subject to stockholder approval, Messrs. Levin, Shapiro and Jenkins received grants of stock options on January 3, 2000 to purchase 3,000,000, 600,000 and 550,000 shares of Common Stock, respectively, at $4.125 per share. The options will vest in full on June 30, 2003 or upon the occurrence of a change of control of the Company or certain other events. See "Approval of Stock Option Grants to Jerry W. Levin," "Approval of Stock Option Grants to Paul E. Shapiro" and "Approval of Stock Option Grants to Bobby Jenkins".

TERMINATION AND CHANGE IN CONTROL PROVISIONS

         The Company may terminate an Executive's employment under the Employment Agreement for Cause. "Cause" means: (i) willful gross neglect of or willful gross misconduct in carrying out the duties under the Agreement, resulting in either case, in material economic harm to the Company, or (ii) the conviction of a felony or of any crime involving moral turpitude. If the Company terminates an Executive's employment for Cause, or an Executive voluntarily resigns, the Executive will be entitled to receive (i) base salary through the date of termination, and (ii) all outstanding options not then exercisable shall be forfeited and exercisable options will remain exercisable until the earlier of the 90th day after the date of termination or the originally scheduled expiration date of the options.

         The Company may terminate an Executive's employment for disability continuing for more than six months. As defined in each Employment Agreement, disability generally means the Executive's inability, due to physical or mental incapacity, to substantially perform his duties and responsibilities under the Employment Agreement as determined by a medical doctor. The Employment Agreements provide that if the Company terminates an Executive's employment for disability, the Executive is entitled to receive (i) disability benefits in accordance with the long term disability program for senior executives, provided that in no event may such benefits provide the Executive with less than 60% of his then current base salary to age 65, (ii) base salary through the end of the month in which disability benefits begin, (iii) a lump sum payment equal to 60% of all re-signing bonus amounts, if any, not previously paid (in the case of Messrs. Levin and Shapiro), (iv) a pro-rata annual incentive award for the year in which termination due to disability occurs, based on target bonus for the year of termination, payable when bonuses are paid to other officers, (v) full vesting and exercisability of all outstanding options which will remain exercisable through the end of their originally scheduled terms, and (vi) continued participation in all medical, dental, vision and hospitalization insurance coverage and in all other employee benefit plans or programs in which the Executive was participating on the date of the termination of his employment for a period of 24 months following termination of employment. If the Company's benefit plans do not permit continuation of an Executive's participation in the benefit plans following his termination, the Company is required to provide the Executive with an amount which is sufficient for him to purchase equivalent benefits.

         If an Executive's employment is terminated by the Company without Cause, or if there is a Constructive Termination without Cause or the Company gives notice of non-renewal, the Executive will be entitled to receive (i) base salary through the termination date, (ii) all re-signing bonus amounts not previously paid (in the case of Messrs. Levin and Shapiro), (iii) pro-rata annual incentive award based upon target bonus for the year of termination, (iv) a lump sum payment in an amount equal to the greater of (A) base salary for the remainder of his employment term without regard to earlier termination thereof, or (B) two times his base salary (based on the average base salary for the remaining period under the Employment Agreement), (v) a lump-sum payment equal to the greater of (i) annual incentive awards for the remainder of his employment term without regard to earlier termination thereof, or (ii) two times his annual incentive award, based on target bonus for the year of termination. In addition to the above payment, all outstanding options will become fully vested and will remain exercisable through the end of their originally scheduled term. The Executive will be entitled to continued participation for the Executive and his family in all medical, dental, vision and hospitalization insurance coverage on the date of the termination of employment until age 65 (in the case of Messrs. Levin and Shapiro); and in the case of Mr. Jenkins, for a period equal to the greater of (A) the remainder of the term or (B) 24 months following termination of employment. The Executive will also be entitled to participate in other employee benefit plans or programs in which the Executive was participating for a period equal to the greater of (A) the remainder of the term or (B) 24 months following termination of employment except that if an Executive becomes re-employed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described above will be secondary to those provided under such other plan during such applicable period of eligibility.

         Constructive Termination without Cause means termination by the Executive of his employment at his initiative within 30 days following the occurrence of any of the following events without his consent: (i) a reduction in the Executive's then current Base Salary or target bonus opportunity as a percentage of Base Salary; (ii) the taking of any other action by the Company that would diminish the incentive opportunities of the Executive as provided in his respective Employment Agreement, (iii) the taking of any action by the Company that would significantly diminish the aggregate value of the benefits provided to the Executive under the Company's medical, health, accident, disability, life insurance, thrift and retirement plans; (iv) the removal of the Executive from any of the positions described in his respective Employment Agreement, (v) the failure of the Company's stockholders to approve either the Incentive Plan Amendment or such Executive's option grant (as set forth in Proposal Nos. 6 and 2, 3, or 4, respectively); (vi) a material diminution in the Executive's duties; (vii) a change in the reporting structure so that the Executive reports to someone other than as provided in his respective Employment Agreement; (viii) relocation of the Executive's principal place of employment to a location other than Palm Beach County, or North Broward County, Florida or New York City; (ix) a material breach by the Company of any provision of the Employment Agreement; (x) any purported termination of the Executive's employment that is not effected due to disability, for Cause or the provisions of Termination without Cause; (xi) the failure of the Company to obtain the assumption in writing of its obligation to perform the Employment Agreement by any successor to all or substantially all of the assets of the Company within 15 days after a merger, consolidation, sale or similar transaction, except that, in the event of a Change of Control (as defined in an Executive's Employment Agreement), the Executive will be entitled to given notice of a Constructive Termination even if a successor has assumed the Employment Agreement, or (xii) the occurrence of a Change in Control.

         If an Executive's employment terminates due to his death, his estate or beneficiaries will be entitled to (i) a lump-sum payment equal to 60% of base salary that would be payable for a period which is the greater of (A) 12 months or (B) the remaining term of the Employment Agreement without regard to earlier termination thereof, (ii) a lump sum payment equal to 60% of all re-signing bonuses not previously paid (in the case of Messrs. Levin and Shapiro), (iii) a pro-rata annual incentive award for the year in which the death occurs based on target bonus for the year of termination, and payable when bonuses are paid to other officers, and (iv) full vesting of all outstanding options which will remain exercisable through the end of their originally scheduled terms.

         In the event of a Change of Control, all amounts, entitlements or benefits in which an Executive is not yet vested shall become fully vested including, without limitation, all outstanding options which will remain exercisable through the end of their regularly scheduled terms.

         Pursuant to their respective Employment Agreements, in the event that any payment pursuant to an Employment Agreement is subject to excise taxes pursuant to section 4999 of the Code, then such Executive will be paid an additional amount equal to such excise taxes.

         Pursuant to their previous employment agreements with the Company, and subject to stockholder approval at the Annual Meeting, Messrs. Levin, Shapiro and Jenkins were granted options to purchase 2,750,000, 600,000 and 400,000 shares of Common Stock, respectively. These options will vest and be exercisable on June 30, 2001 or upon, among other things, a change of control.

EMPLOYMENT AGREEMENT WITH MR. JACK D. HALL

         The Company had entered into an employment agreement with Mr. Jack Hall on October 1, 1998 (the "Hall Agreement"). The term of the Hall Agreement expired October 1, 2000. Mr. Hall resigned as President, International in April 2000. Under the Hall Agreement, Mr. Hall was to be paid a base salary at an annual rate not less than $400,000. Additionally, under the Hall Agreement, Mr. Hall was eligible to receive a performance-based annual target bonus equal to 60% of his annual base salary. Mr. Hall also participated in the other benefit plans available generally to employees or other senior executives of Sunbeam. The Hall Agreement provided for severance payments for certain terminations of the Hall Agreement.

         The Company is in discussions regarding severance to be paid to Mr. Hall, although no agreement has been reached as of April 30, 2000.

EMPLOYMENT ARRANGEMENTS WITH MR. RONALD H. DUNBAR

         The Company and Ronald H. Dunbar have entered into an Agreement dated January 29, 1999 (the "Dunbar Agreement"). Mr. Dunbar is the Company's Senior Vice President, Human Resources.

         Under the Dunbar Agreement, Mr. Dunbar is entitled to a supplemental retirement benefit if (i) Mr. Dunbar remains employed by Sunbeam until at least age 65, (ii) Mr. Dunbar dies prior to age 65 while still employed by Sunbeam, or
(iii) Mr. Dunbar is terminated by Sunbeam prior to age 65 other than for cause. The supplemental benefits are not payable unless Mr. Dunbar elects not to receive benefits under certain retirement plans of Revlon Consumer Products Corporation ("RCPC") (the "Revlon Retirement Plans") until after Mr. Dunbar's employment with Sunbeam ends. If Mr. Dunbar remains employed by Sunbeam until age 65 or dies prior to age 65 while still employed by Sunbeam, Mr. Dunbar will be entitled to a supplemental retirement benefit equal to the amount Mr. Dunbar (or his beneficiary) would have received under the Revlon Retirement Plans had Mr. Dunbar remained with RCPC in "credited service" under the Revlon Retirement Plans, less in each case, the amount Mr. Dunbar (or his beneficiary) is entitled to under the Revlon Retirement Plans and certain retirement benefits from Sunbeam. If Mr. Dunbar's employment is terminated other than for cause prior to age 65, Mr. Dunbar will be entitled to a supplemental retirement benefit equal to the amount Mr. Dunbar (or his beneficiary) would have received under the Revlon Retirement Plans had Mr. Dunbar remained with RCPC in "credited service" under the Revlon Retirement Plans until the earlier of (i) Mr. Dunbar's death,
(ii) Mr. Dunbar reaching age 65 and (iii) the date Mr. Dunbar begins to receive benefits under the Revlon Retirement Plans, less in each case, the amount Mr. Dunbar (or his beneficiary) is entitled to receive under the Revlon Retirement Plans and certain retirement benefits from Sunbeam.

         Pursuant to the Dunbar Agreement, Mr. Dunbar is also entitled to severance payments in the event of Mr. Dunbar's termination, other than for cause prior to age 65, equal to the amount Mr. Dunbar would have been entitled to under the Revlon Executive Severance Policy, reduced by the amount of severance benefits Mr. Dunbar is entitled to receive under any severance policies or programs which Sunbeam then has in effect. If Mr. Dunbar's employment is terminated for any reason after age 65, Mr. Dunbar will only be entitled to those severance benefits, if any, provided under severance policies and programs which Sunbeam otherwise then has in effect. Furthermore, pursuant to a memorandum to Mr. Dunbar dated August 18, 1998 offering employment at the Company, Mr. Dunbar was offered severance equal to one year's base salary plus target bonus under the Company's Incentive Plan.

SUNBEAM EXECUTIVE SEVERANCE POLICY

         Sunbeam's Executive Severance Policy provides that upon termination of employment of eligible executive employees, other than voluntary resignation or termination by Sunbeam for good reason, in consideration for the execution of a release, confidentiality agreement and non-competition agreement, the eligible executive will be entitled to receive, in lieu of severance under any employment agreement then in effect, a number of months of severance pay based upon such executive's grade level and years of service reduced by the amount of any compensation from subsequent employment, unemployment compensation or statutory termination payments received by such executive during the severance period, as well as continued participation in medical and certain other benefit plans for the severance period (or in lieu thereof, at the election of the Company, upon commencement of subsequent employment, a lump sum payment equal to the then present value of 50% of the amount of base salary then remaining payable through the balance of the severance period). Although Messrs. Levin, Shapiro, Jenkins and Dunbar are entitled to participate in the Company's Executive Severance Policy, they each have severance provisions contained in their respective employment agreements or arrangements (see "Employment Agreements with Messrs. Levin, Shapiro and Jenkins" and "Employment Arrangements with Mr. Dunbar").

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is responsible for establishing the general compensation policies of the Company and administering the Option Plan, the Incentive Plan, and if approved by the Company's stockholders at the Annual Meeting, the LTIP and the 2000 Option Plan. The Compensation Committee reviews and/or approves specific compensation levels for the Company's senior officers and certain corporate management personnel (collectively, the "executive officers" and, individually, an "executive officer").

EXECUTIVE OFFICER COMPENSATION

PHILOSOPHY

         It is the philosophy of the Company that executive compensation be directly linked to the interests of the Company's stockholders and therefore to financial objectives that the Company believes are primary determinants of long-term stockholder value. The Compensation Committee's objectives in administering the Company's executive compensation plans are to ensure that pay levels and incentive compensation are: (i) properly linked to stockholder value,
(ii) competitive in attracting, retaining and motivating the best personnel and
(iii) simple in design and easily understood. The compensation plans for the Company's executive officers emphasize the importance of the Company's performance by providing a direct correlation between executive compensation and stockholder interests. The stock option element of compensation is intended to encourage ownership and retention of Company stock by all employees, and especially executive officers.

EXECUTIVE OFFICERS

         On June 15, 1998, Sunbeam announced that Jerry W. Levin of MacAndrews & Forbes and formerly Chief Executive Officer of Coleman, had been elected as Sunbeam's Chief Executive Officer. On August 12, 1998, the Company announced it had entered into a settlement agreement with MacAndrews & Forbes and its affiliates (collectively "Mafco") in connection with the Company's acquisition of a controlling interest in Coleman under which agreement Mafco released the Company from certain claims and Sunbeam was able to retain the services of executive personnel affiliated with Mafco who had been managing Sunbeam since mid-June of 1998, including Mr. Levin, Mr. Shapiro and Mr. Jenkins. In connection with this settlement agreement, the Company's Compensation Committee negotiated the terms of three-year employment agreements between the Company and each of Messrs.

Levin, Shapiro and Jenkins (the "Old Levin Agreement", the "Old Shapiro Agreement" and the "Old Jenkins Agreement", respectively). Effective January 3, 2000, the Company entered into the Levin Agreement, the Shapiro Agreement and the Jenkins Agreement, which increased the compensation payable to each of the three executives and extended the term of each of their employment agreements through June 30, 2003. See "Employment Agreements with Messrs. Levin, Shapiro and Jenkins." The terms of the new Employment Agreements were negotiated by the Compensation Committee, with the advice of an outside consultant, with the goal of revising the compensation of these three executives to be more competitive with other comparable companies, although not necessarily the companies in the Company's self-constructed stockholder return peer group. See "Stockholder Return Performance Presentation".

         Base salaries for the Company's other executives, most of whom were hired in 1998 and 1999 after the employment of Mr. Levin, were established based in large part upon their salaries at prior positions. The Company does not attempt to match compensation for such executives to the compensation levels at those companies which are included in the Company's self-constructed stockholder return peer groups. See "Stockholder Return Performance Presentation" for a description of the Company's stockholder return peer group.

MANAGEMENT INCENTIVE PLAN

         The Incentive Plan is designed to motivate the Company's key employees to increase stockholder wealth through potential cash bonuses based on the performance of the Company and their personal performance. The Company's executive officers and managers and other key employees of the Company are eligible to participate in the Incentive Plan. Under the Incentive Plan, participants are eligible to receive bonuses based upon the following financial performance measurements: (i) earnings before interest, tax and amortization as stated in conformity with Generally Accepted Accounting Principles ("GAAP");
(ii) asset management goals measured by either changes in days' sales of receivables and days in inventory or operating working capital per sales dollar; and (iii) sales targets. Each of the performance goals may relate to the results of the Company, a business unit, product line, territory or any combination thereof, and may be adjusted in light of any unusual or non-recurring event affecting the Company or its financial statements. In addition, participants other than Senior Officers (as defined below) will be required to meet up to five personal performance objectives. These performance goals will be oriented toward quantitative objectives, such as cost savings or earnings enhancement. The Company's Chief Executive Officer and other executive officers that may be subject to the provisions of Section 162(m) of the Code, (the "Senior Officers"), will be awarded bonuses based solely on the Company's performance.

         The Incentive Plan provides that during each fiscal year, management of the Company will recommend to the Compensation Committee certain minimum levels of Company performance, below which no Senior Officer will receive any bonus under the Incentive Plan. Participants other than the Senior Officers of the Company may receive cash bonuses based upon their achievement of personal objectives even if the Company fails to meet these minimum performance objectives. At the minimum level of Company performance ("threshold performance"), Incentive Plan participants will be eligible to receive from 5% to 50% (which will be 62.5% upon approval of Proposal 5 set forth in this Proxy Statement) of their base salaries. At another, higher level of performance ("target performance"), participants will be entitled to receive from 10% to 100% (which will be 125% upon approval of Proposal 5 set forth in this Proxy Statement) of their base salaries. At the highest levels of performance ("maximum targets"), participants may be entitled to receive from 20% to 200% (which will be 250% (subject to a cap of $4,000,000) upon approval of Proposal 5 set forth in this Proxy Statement) of their base salaries.

         The Compensation Committee believes that this combination of requiring minimum objective Company performance levels for all participants, coupled with individual goals (for participants other than the Senior Officers) which are quantitative in nature and calculated to increase productivity, reduce costs and/or otherwise enhance profitability of the Company, assists in assuring that the Company's compensation system, especially the bonus program, aligns the interests of the Company's officers and other employees with the interests of its stockholders.

LONG-TERM INCENTIVE PLAN

         The Compensation Committee and the Board of Directors adopted the Sunbeam Corporation Key Executive Long Term Incentive Plan ("LTIP"), subject to the approval of the Company's stockholders at the Annual Meeting, in order to provide long-term incentives to the senior managers of the Company's strategic business units. Under the LTIP, participants are eligible to receive payments based upon satisfaction of performance measures over cumulative three-year performance periods that begin each fiscal year. The performance measurements include earnings before interest, taxes and amortization, net sales and working capital.

         The LTIP provides that during each fiscal year, management of the Company will recommend to the Compensation Committee certain minimum levels of performance for executive officers below which no executive officer will receive any payments under the LTIP. At the minimum level of performance ("threshold performance") LTIP participants will be eligible to receive 5% to 30% of their base salaries. At another, higher level of performance ("target performance'), participants will be entitled to receive from 10% to 60% of their base salaries. At the highest level of performance ("maximum targets"), participants may be entitled to receive 20% to 120% of their base salaries. Awards may be paid in cash and/or Common Stock, at the Company's election.

         The Compensation Committee believes that the LTIP, which requires satisfaction of performance criteria measured over a three-year period, enhances the ability of the Company's compensation system to align the interests of the Company's officers and other employees with the interests of its stockholders.

STOCK OPTION PLAN

         The Compensation Committee believes that the Company's stock option program is an important factor in attracting and retaining the high caliber employees essential to the Company's success and in aligning those individuals' long term interests with those of the stockholders. As of March 31, 2000, options to purchase an aggregate of 10,430,967 shares of Common Stock were outstanding and only 801,567 shares of the 16,300,000 shares originally authorized under the Option Plan remained available for future grants. Therefore, the Compensation Committee and the Board of Directors approved the 2000 Option Plan, subject to the approval of the Company's stockholders, which provides for awards of stock options, stock appreciation rights, restricted stock, stock bonus and/or performance awards covering up to 8,000,000 shares of Common Stock.

NON-EMPLOYEE DIRECTORS' COMPENSATION

         The Compensation Committee and the Board of Directors approved a non-employee Directors' compensation program consisting of (i) an annual retainer of $25,000, (ii) a fee of $1,000 for each Board or Committee meeting attended by such non-employee Director (whether in person or by telephone),
(iii) a $2,000 annual fee for each Committee Chairmanship and (iv) an annual grant of a stock option to purchase 5,000 shares of Common Stock to be granted on the date of election of a non-employee Director and upon each subsequent reelection having an exercise price of the Fair Market Value (as defined in the 2000 Option Plan) on the date of grant, and vesting at the rate of one-third on each anniversary of the date of grant. The previous non-employee Directors' compensation program provided for an annual retainer of $10,000, a fee of $1,000 for each Board or Committee meeting attended by a Director (whether in person or by telephone), and the grant of 1,500 shares of restricted stock upon his or her election to the Board of Directors and upon each subsequent reelection to the Board of Directors (pro-rated in the case of an election or appointment at any time other than an annual meeting of stockholders) which vested immediately upon acceptance of his or her election or appointment. The Compensation Committee determined to increase the compensation payable to non-employee Directors to make such compensation more competitive with comparable companies and thereby assist the Company in attracting qualified directors.

COMPLIANCE WITH CERTAIN TAX LAWS

         Section 162(m) of the Code limits the deductibility of certain compensation in excess of $1,000,000 per year paid by a public corporation to its Senior Officers. However, an exception to the deduction limitations of
Section 162(m) of the Code applies to certain performance-based compensation, provided that the plan pursuant to which such compensation will be paid has been approved by stockholders with a separate vote and certain other requirements have been met. Mr. Levin's annual base salary is $1,150,000 per year under the Levin Agreement, with additional increases set forth in his Employment Agreement. Mr. Shapiro's annual base salary is $750,000 under the Shapiro Agreement, increasing to $1,050,000 effective July 1, 2002. While the base compensation of Messrs. Levin and Shapiro exceeds the limitations of Section 162(m) of the Code, the Compensation Committee believes that such compensation is appropriate in order to provide Messrs. Levin and Shapiro with compensation competitive with the compensation paid by other comparable companies. See "Employment Agreements with Messrs. Levin, Shapiro and Jenkins." The Company's stockholders approved the Incentive Plan at the Company's 1999 annual meeting, therefore, payments will be performance-based compensation pursuant to Section 162(m) of the Code. Subject to the approval of the Company's stockholders at the Annual Meeting, payments under the LTIP and the grants of options to Messrs. Levin, Shapiro and Jenkins and grants of options and other awards under the Option Plan and the 2000 Option Plan are also expected to qualify as performance-based compensation pursuant to Section 162(m).

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         In order to continue to retain the services of Mr. Levin, which the Compensation Committee considered essential in order to ensure efficient management of the Company's business and the successful execution of the Company's strategy of maximizing stockholder value, the Company entered into the Levin Agreement with Mr. Levin. (See "Employment Agreements with Messrs. Levin, Shapiro and Jenkins".)

         In setting Mr. Levin's compensation under the Levin Agreement, the Compensation Committee considered factors such as individual and corporate performance (without reference to any specific performance-related targets) and individual experience and expertise. In addition, the Compensation Committee considered Mr. Levin's overall compensation relative to compensation levels of Chief Executives of other comparable companies. No particular weight was given by the Compensation Committee to any of the foregoing factors.

         Prior to the effectiveness of the Levin Agreement, Mr. Levin's compensation was governed by the Old Levin Agreement. See "--Philosophy" and "--Executive Officers". Pursuant to the Old Levin Agreement, Mr. Levin's base salary was at least $1,000,000 per year for each year of his employment agreement. In addition, pursuant to the Old Levin Agreement, Mr. Levin was granted 2,750,000 stock options at exercise prices ranging from $7 per share to $14 per share. In order to provide Mr. Levin with compensation that was more competitive with other comparable companies, as of April 1, 1999, the Compensation Committee approved an increase in Mr. Levin's base salary to $1,150,000 and granted Mr. Levin stock options pursuant to the Option Plan to purchase 250,000 shares of Common Stock at an exercise price of $5.56 per share, which was the Fair Market Value per share (as defined in the Option Plan) on the date of grant. Such stock option grant vests at the rate of one-third on the first, second and third anniversary of the date of grant. Mr. Levin was paid a bonus of $1,216,000 for the 1999 fiscal year under the Incentive Plan. The Compensation Committee also approved a discretionary bonus of $284,000 to recognize the substantial success of Mr. Levin during 1999 in non-financial areas of the Company.

         The foregoing report is furnished by the Compensation Committee of the Board of Directors.

                             COMPENSATION COMMITTEE
                             Howard Gittis, Chairman
                                  John H. Klein
                                Faith Whittlesey
                                (CURRENT MEMBERS)

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Members of Sunbeam's Compensation Committee during fiscal year 1999 were Howard Gittis, Chairman, John Klein, and Faith Whittlesey, none of whom presently do, or previously did, serve as an officer of Sunbeam or any of its subsidiaries. Mr. Gittis is an executive officer of MacAndrews & Forbes (see "Certain Relationships and Related Transactions").

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee consists of four directors, none of whom are officers or employees of the Company. During 1999, the Audit Committee met eight times and took action by written consent one time. In general, the Audit Committee's responsibility is to assist the Board of Directors in monitoring the quality and integrity of the financial reporting of the Company, the corporate accounting and reporting procedures of the Company and the independence and performance of the Company's internal and outside independent auditors. In February 2000, the Audit Committee adopted a charter, which was approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix A.

         In the course of its meetings with management and Deloitte & Touche LLP (the Company's independent auditors), the Audit Committee has reviewed and discussed the Company's audited financial statements with management and Deloitte & Touche LLP. The Audit Committee also meets with the Company's internal auditors to review their activities. The Audit Committee discussed with the internal auditors and the independent public accountants the overall scope and specific plan for their respective audits. The Audit Committee has also reviewed correspondence from Deloitte & Touche LLP, as required by Independence Standards Board No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, and discussed with Deloitte & Touche LLP their independence, as well as all other matters required to be reviewed and discussed by generally accepted auditing standards. Based on the review and discussions of the aforementioned items, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company for the fiscal year ended December 31, 1999 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

                                 AUDIT COMMITTEE
                            Howard Kristol (Chairman)
                                 Philip Beekman
                                  Charles Elson
                                Faith Whittlesey
                                (CURRENT MEMBERS)

                   STOCKHOLDER RETURN PERFORMANCE PRESENTATION

         The following graph compares the cumulative total stockholder return on the Common Stock for the period from December 31, 1994 through December 31, 1999, with the cumulative total return of the Standard & Poors Composite-500 Stock Index and an index of Company-constructed index of peer companies. The Company-constructed peer group index includes Rubbermaid Incorporated, Newell Co., The Gillette Company, Inc., Brunswick Corp., Salton, Inc. and Windmere-Durable Holdings. The stock price graph assumes that the value of the investment in Common Stock was $100 on December 31, 1994, and that all dividends were reinvested quarterly.

   COMPARISON OF TOTAL RETURN SINCE DECEMBER 31, 1994, OF SUNBEAM CORPORATION
                 COMMON STOCK, S&P 500, AND PEER GROUP COMPANIES

                       12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99
                       --------   --------   --------   --------   --------   --------
Sunbeam Corporation     $100.00    $ 59.35    $ 99.46    $164.98    $ 26.86    $ 16.36
S&P 500 Index           $100.00    $137.58    $169.17    $225.60    $290.08    $351.12
Peer Group              $100.00    $129.29    $177.46    $230.76    $225.00    $194.36

          PROPOSAL 2 - APPROVAL OF STOCK OPTION GRANT TO JERRY W. LEVIN

         The Company and Mr. Levin entered into the Levin Agreement, which provides, among other things, for Mr. Levin's employment as the Company's Chairman and Chief Executive Officer. The Board of Directors is requesting stockholder approval of the provisions of the Levin Agreement which provide for a grant of stock options to Mr. Levin. See "Employment Agreements with Messrs. Levin, Shapiro and Jenkins."

         Pursuant to the Levin Agreement, Mr. Levin was granted on January 3, 2000 a stock option to purchase 3,000,000 shares of Common Stock at an exercise price of $4.125 per share (the "Levin Option"), subject to approval by the Company's stockholders at the Annual Meeting. The term of the Levin Option is ten years, and it will vest in full as of June 30, 2003, if Mr. Levin remains employed by the Company as of such date. A copy of the Levin Option is attached hereto as Appendix B and the following discussion is qualified in its entirety by reference to the specific terms of the Levin Option.

         If, prior to June 30, 2003, Mr. Levin's employment is terminated by the Company without Cause, due to death or Disability or due to a Constructive Termination without Cause (in each case as defined in the Levin Agreement), or if Mr. Levin's employment terminates as a result of notice by the Company of non-renewal pursuant to the Levin Agreement, the Levin Option will immediately become vested and exercisable in full. If the employment of Mr. Levin is terminated prior to June 30, 2003 for Cause (as defined in the Levin Agreement) or due to resignation by Mr. Levin, the Levin Option (if at such time the Levin Option is unvested and unexercisable) will immediately be cancelled, and if vested and exercisable at such time, the Levin Option will expire on the 90th day after the date of termination of employment. It is a breach by the Company of the Levin Agreement if the Company's stockholders fail to approve the Levin Option at the Annual Meeting.

         In the event of a Change in Control (as defined in the Levin Agreement), the Levin Option will immediately become vested and exercisable and will remain exercisable for the remainder of the term.

         Payment of the purchase price for shares purchased upon an exercise of the Levin Option may be made (i) by delivery to the Company of cash, (ii) by delivery to the Company of shares of Common Stock then owned by Mr. Levin for at least six months having an aggregate Fair Market Value (as defined in the Levin Agreement) on the date of delivery equal to the purchase price of such shares;
(iii) through reasonable cashless exercise procedures that are from time to time established by the Company; or (iv) by any combination of (i), (ii), and (iii) above.

         The Levin Option provides that Mr. Levin will have the right, by furnishing written notice to the Company at least six months prior to any exercise of the Levin Option, to irrevocably elect to defer any gains realized upon or in connection with such exercise provided that any such deferral will be made in such a manner as may reasonably be required by the Company, including subject to such requirements as may apply in order to defer such gains for Federal income tax purposes and to avoid a charge to the Company's earnings for financial accounting purposes.

         The Levin Option is not transferable except as follows: the Levin Option may be transferred in whole or in part (i) by will or the laws of descent and distribution, (ii) to any Family Member or to any trust, the sole beneficiaries of which are Mr. Levin or his Family Members, provided that such Family Members and/or trusts (and upon distribution their beneficiaries) agree to be bound by the provisions of the Levin Option, or (iii) to any organization that is exempt from Federal income taxation pursuant to Section 501(c)(3) of the Code or any private foundation that is exempt from Federal income taxation under
Section 509 of the Code, provided that such organization or foundation agrees to be bound by the provisions of the Levin Option. "Family Member" shall mean the spouse, parents, and lineal descendants (including descendants by adoption) of Mr. Levin.

         In the event of any merger, consolidation, reorganization, recapitalization, spin-off, split-up, combination, share exchange, liquidation, dissolution, stock split, stock dividend, other distribution of securities or other property in respect of shares or other securities (other than ordinary recurring cash dividends), issuance of Common Stock at a price below fair market value (other than pursuant to the exercise of any options or similar rights granted to any employees, consultants, officers or directors of the Company), redemption of Common Stock at a price above fair market value, or any other change in corporate structure or capitalization affecting the rights or value of the Common Stock, the Board will promptly make appropriate adjustment(s), reasonably and in good faith, in the number and/or kind of equity securities subject to the Levin Option and/or in the exercise price and/or in other terms and conditions of the Levin Option, and/or will promptly make appropriate provision(s), reasonably and in good faith, for supplemental payments of cash, securities and/or other property, so as to avoid dilution or enlargement of the rights of Mr. Levin and of the after-tax economic opportunity and value represented by the Levin Option. In the event the outstanding shares of Common Stock are changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a recapitalization, reclassification, merger, consolidation, combination or similar transaction, then, unless otherwise determined by the Board, the Levin Option will become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Common Stock subject to the Levin Option would have been changed or exchanged had the Levin Option been exercised in full prior to such transaction, and if necessary, the provisions of the Levin Option may be appropriately adjusted so as to be applicable, as nearly as reasonably possible, to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the Levin Option, as adjusted.

         In the event of any sale, merger, consolidation or other transaction in which the Company is not the surviving entity or in which the Company becomes a subsidiary of another entity, the Company will use its best efforts to enable Mr. Levin (if Mr. Levin elects) to exercise the Levin Option at a time and in a fashion that will enable Mr. Levin to receive in exchange for any Common Stock acquired the same consideration as is received in such transaction by other holders of the Common Stock.

         Approval of this proposal will require the affirmative vote of the holders of a majority of the votes cast by the holders of shares of Common Stock present in person or by proxy at the Annual Meeting, provided that the number of total votes cast on the proposal must be more than 50% of all shares entitled to vote on the matter. In determining whether this proposal has received the requisite number of votes, broker non-votes will have no effect on the outcome of such votes and abstentions will have the effect of votes against such proposal.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL
                   OF THE STOCK OPTION GRANT TO JERRY W. LEVIN

          PROPOSAL 3--APPROVAL OF STOCK OPTION GRANT TO PAUL E. SHAPIRO

         The Company and Mr. Shapiro entered into the Shapiro Agreement, with which provides, among other things, for Mr. Shapiro's employment as the Company's Executive Vice President and Chief Administrative Officer. The Board of Directors is requesting stockholder approval of the provisions of the Shapiro Agreement which provide for a grant of stock options to Mr. Shapiro. See "Employment Agreements with Messrs. Levin, Shapiro and Jenkins".

         Pursuant to the Shapiro Agreement, Mr. Shapiro was granted on January 3, 2000 a stock option to purchase 600,000 shares of Common Stock at an exercise price of $4.125 per share (the "Shapiro Option"), subject to approval by the Company's stockholders at the Annual Meeting. The term of the Shapiro Option is ten years, and it will vest in full on June 30, 2003 if Mr. Shapiro remains employed by the Company as of such date. A copy of the Shapiro Option is attached hereto as Appendix C and the following discussion is qualified in its entirety by reference to the specific terms of the Shapiro Option.

         If, prior to June 30, 2003, Mr. Shapiro's employment is terminated by the Company without Cause, due to death or Disability or due to a Constructive Termination without Cause (in each case as defined in the Shapiro Agreement) or Mr. Shapiro's employment terminates as result of notice by the Company of non-renewal pursuant to the Shapiro Agreement, the Shapiro Option shall immediately become vested and exercisable in full. If the employment of Mr. Shapiro is terminated prior to June 30, 2003 for Cause (as defined in the Shapiro Agreement) or due to resignation by Mr. Shapiro, the Shapiro Option (if at such time the Shapiro Option is unvested and unexercisable) shall immediately be cancelled, and if vested and exercisable at such time, the Shapiro Option will expire on the 90th day after the date of termination of employment. It is a breach by the Company of the Shapiro Agreement if the Company's stockholders fail to approve the Shapiro Option at the Annual Meeting.

         In the event of a Change in Control (as defined in the Shapiro Agreement), the Shapiro Option will immediately become vested and exercisable and will remain exercisable for the remainder of its term.

         Payment of the purchase price for shares purchased upon an exercise of the Shapiro Option may be made (i) by delivery to the Company of cash, (ii) by delivery to the Company of shares of Common Stock then owned by Mr. Shapiro for at least six months having an aggregate Fair Market Value (as defined in the Shapiro Agreement) on the date of delivery equal to the purchase price of such shares; (iii) through reasonable cashless exercise procedures that are from time to time established by the Company; or (iv) by any combination of (i), (ii), and
(iii) above.

         The Shapiro Option provides that Mr. Shapiro will have the right, by furnishing written notice to the Company at least six months prior to any exercise of the Shapiro Option, to irrevocably elect to defer any gains realized upon or in connection with such exercise provided that any such deferral will be made in such a manner as may reasonably be required by the Company, including subject to such requirements as may apply in order to defer such gains for Federal income tax purposes and to avoid a charge to the Company's earnings for financial accounting purposes.

         The Shapiro Option is not transferable except as follows: the Shapiro Option may be transferred in whole or in part (i) by will or the laws of descent and distribution, (ii) to any Family Member or to any trust, the sole beneficiaries of which are Mr. Shapiro or his Family Members, provided that such Family Members and/or trusts (and upon distribution their beneficiaries) agree to be bound by the provisions of the Shapiro Option, or (iii) to any organization that is exempt from Federal income taxation pursuant to Section 501(c)(3) of the Code or any private foundation that is exempt from Federal income taxation under Section 509 of the Code, provided that such organization or foundation agrees to be bound by the provisions of the Shapiro Option. "Family Member" shall mean the spouse, parents, and lineal descendants (including descendants by adoption) of Mr. Shapiro.

         In the event of any merger, consolidation, reorganization, recapitalization, spin-off, split-up, combination, share exchange, liquidation, dissolution, stock split, stock dividend, other distribution of securities or other property in respect of shares or other securities (other than ordinary recurring cash dividends), issuance of Common Stock at a price below fair market value (other than pursuant to the exercise of any options or similar rights granted to any employees, consultants, officers or directors of the Company), redemption of Common Stock at a price above fair market value, or any other change in corporate structure or capitalization affecting the rights or value of the Common Stock, the Board will promptly make appropriate adjustment(s), reasonably and in good faith, in the number and/or kind of equity securities subject to the Shapiro Option and/or in the exercise price and/or in other terms and conditions of the Shapiro Option, and/or will promptly make appropriate provision(s), reasonably and in good faith, for supplemental payments of cash, securities and/or other property, so as to avoid dilution or enlargement of the rights of Mr. Shapiro and of the after-tax economic opportunity and value represented by the Shapiro Option. In the event the outstanding shares of Common Stock are changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a recapitalization, reclassification, merger, consolidation, combination or similar transaction, then, unless otherwise determined by the Board, the Shapiro Option will become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Common Stock subject to the Shapiro Option would have been changed or exchanged had the Shapiro Option been exercised in full prior to such transaction, and if necessary, the provisions of the Shapiro Option may be appropriately adjusted so as to be applicable, as nearly as reasonably possible, to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the Shapiro Option, as adjusted.

         In the event of any sale, merger, consolidation or other transaction in which the Company is not the surviving entity or in which the Company becomes a subsidiary of another entity, the Company will use its best efforts to enable Mr. Shapiro (if Mr. Shapiro elects) to exercise the Shapiro Option at a time and in a fashion that will enable Mr. Shapiro to receive in exchange for any Common Stock acquired the same consideration as is received in such transaction by other holders of the Common Stock.

         Approval of this proposal will require the affirmative vote of the holders of a majority of the votes cast by the holders of shares of Common Stock present in person or by proxy at the Annual Meeting, provided that the number of total votes cast on the proposal must be more than 50% of all shares entitled to vote on the matter. In determining whether this proposal has received the requisite number of votes, broker non-votes will have no effect on the outcome of such votes and abstentions will have the effect of votes against such proposal.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL
                  OF THE STOCK OPTION GRANT TO PAUL E. SHAPIRO

         PROPOSAL 4 - APPROVAL OF STOCK OPTION GRANT TO BOBBY G. JENKINS

         The Company and Mr. Jenkins entered into the Jenkins Agreement, which provides, among other things, for Mr. Jenkins' employment as the Company's Executive Vice President and Chief Financial Officer. The Board of Directors is requesting stockholder approval of the provisions of the Jenkins Agreement which provide for a grant of stock options to Mr. Jenkins. See "Employment Agreements with Messrs. Levin, Shapiro and Jenkins".

         Pursuant to the Jenkins Agreement Mr. Jenkins was granted on January 3, 2000 a stock option to purchase 550,000 shares of Common Stock at an exercise price of $4.125 per share (the "Jenkins Option"), subject to approval by the Company's stockholders at the Annual Meeting. The term of the Jenkins Option is ten years, and it will vest in full on June 30, 2003 if Mr. Jenkins remains employed by the Company as of such date. A copy of the Jenkins Option is attached hereto as Appendix D and the following discussion is qualified in its entirety by reference to the specific terms of the Jenkins Option.

         If, prior to June 30, 2003, Mr. Jenkins' employment is terminated by the Company without Cause, due to death or Disability or due to a Constructive Termination without Cause (in each case as defined in the Jenkins Agreement) or Mr. Jenkins' employment terminates as result of notice by the Company of non-renewal pursuant to the Jenkins Agreement, the Jenkins Option shall immediately become vested and exercisable in full. If the employment of Mr. Jenkins is terminated prior to June 30, 2003 for Cause (as defined in the Jenkins Agreement) or due to resignation by Mr. Jenkins, the Jenkins Option (if at such time the Jenkins Option is unvested and unexercisable) shall immediately be cancelled, and if vested and exercisable at such time, the Jenkins Option will expire on the 90th day after the date of termination of employment. It is a breach by the Company of the Jenkins Agreement if the stockholders fail to approve the Jenkins Option at the Annual Meeting.

         In the event of a Change in Control (as defined in the Jenkins Agreement), the Jenkins Options will immediately become vested and exercisable and will remain exercisable for the remainder of the term.

         Payment of the purchase price for shares purchased upon an exercise of the Jenkins Option may be made (i) by delivery to the Company of cash, (ii) by delivery to the Company of shares of Common Stock then owned by Mr. Jenkins for at least six months having an aggregate Fair Market Value (as defined in the Jenkins Agreement) on the date of delivery equal to the purchase price of such shares; (iii) through reasonable cashless exercise procedures that are from time to time established by the Company; or (iv) by any combination of (i), (ii), and
(iii) above.

         The Jenkins Option provides that Mr. Jenkins will have the right, by furnishing written notice to the Company at least six months prior to any exercise of the Jenkins Option, to irrevocably elect to defer any gains realized upon or in connection with such exercise provided that any such deferral will be made in such a manner as may reasonably be required by the Company, including subject to such requirements as may apply in order to defer such gains for Federal income tax purposes and to avoid a charge to the Company's earnings for financial accounting purposes.

         The Jenkins Option is not transferable except as follows: the Jenkins Option may be transferred in whole or in part (i) by will or the laws of descent and distribution, (ii) to any Family Member or to any trust, the sole beneficiaries of which are Mr. Jenkins or his Family Members, provided that such Family Members and/or trusts (and upon distribution their beneficiaries) agree to be bound by the provisions of the Jenkins Option, or (iii) to any organization that is exempt from Federal income taxation pursuant to Section 501(c)(3) of the Code or any private foundation that is exempt from Federal income taxation under Section 509 of the Code, provided that such organization or foundation agrees to be bound by the provisions of the Jenkins Option. "Family Member" shall mean the spouse, parents, and lineal descendants (including descendants by adoption) of Mr. Jenkins.

         In the event of any merger, consolidation, reorganization, recapitalization, spin-off, split-up, combination, share exchange, liquidation, dissolution, stock split, stock dividend, other distribution of securities or other property in respect of shares or other securities (other than ordinary recurring cash dividends), issuance of Common Stock at a price below fair market value (other than pursuant to the exercise of any options or similar rights granted to any employees, consultants, officers or directors of the Company), redemption of Common Stock at a price above fair market value, or any other change in corporate structure or capitalization affecting the rights or value of the Common Stock, the Board will promptly make appropriate adjustment(s), reasonably and in good faith, in the number and/or kind of equity securities subject to the Jenkins Option and/or in the exercise price and/or in other terms and conditions of the Jenkins Option, and/or will promptly make appropriate provision(s), reasonably and in good faith, for supplemental payments of cash, securities and/or other property, so as to avoid dilution or enlargement of the rights of Mr. Jenkins and of the after-tax economic opportunity and value represented by the Jenkins Option. In the event the outstanding shares of Common Stock are changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a recapitalization, reclassification, merger, consolidation, combination or similar transaction, then, unless otherwise determined by the Board, the Jenkins Option will become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Common Stock subject to the Jenkins Option would have been changed or exchanged had the Jenkins Option been exercised in full prior to such transaction, and if necessary, the provisions of the option may be appropriately adjusted so as to be applicable, as nearly as reasonably possible, to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the Jenkins Option, as adjusted.

         In the event of any sale, merger, consolidation or other transaction in which the Company is not the surviving entity or in which the Company becomes a subsidiary of another entity, the Company will use its best efforts to enable Mr. Jenkins (if Mr. Jenkins elects) to exercise the Jenkins Option at a time and in a fashion that will enable Mr. Jenkins to receive in exchange for any Common Stock acquired the same consideration as is received in such transaction by other holders of the Common Stock.

         Approval of this proposal will require the affirmative vote of the holders of a majority of the votes cast by the holders of shares of Common Stock present in person or by proxy at the Annual Meeting, provided that the number of total votes cast on the proposal must be more than 50% of all shares entitled to vote on the matter. In determining whether this proposal has received the requisite number of votes, broker non-votes will have no effect on the outcome of such votes and abstentions will have the effect of votes against such proposal.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL
                  OF THE STOCK OPTION GRANT TO BOBBY G. JENKINS

            CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTIONS

         No income resulted to Messrs. Levin, Shapiro and Jenkins upon the grants of the Levin Option, the Shapiro Option and the Jenkins Option, respectively. Upon the exercise of such a stock option, the amount by which the fair market value of the shares acquired on the date of exercise exceeds the applicable option exercise price would be taxed to the individual exercising such stock option as ordinary compensation income.

         Section 162(m) of the Code limits the deductibility of certain such compensation in excess of $1,000,000 per year paid by a public corporation to its Senior Officers. However, an exception to the deduction limitations of
Section 162(m) of the Code applies to certain performance-based compensation provided that the plan pursuant to which such compensation will be paid has been approved by the Company's stockholders with a separate vote and certain other requirements have been met. The grants of the Levin Option, Shapiro Option and Jenkins Option have been designed to enable such stock options to qualify as performance based compensation if such stock option grants are approved by the Company's stockholders at the Annual Meeting. Accordingly, upon the exercise of the Levin Option, the Shapiro Option or the Jenkins Option, the Company will be entitled to a deduction in the amount equal to the compensation income to the employee.

        PROPOSAL 5 - APPROVAL OF THE AMENDMENT OF THE SUNBEAM CORPORATION
                            MANAGEMENT INCENTIVE PLAN

         In 1999, the Company adopted and the Company's stockholders approved the Incentive Plan. The Company proposes an amendment to the Incentive Plan to increase the maximum payout permitted in any one year to an individual to 250% of annual base salary, subject to a cap of $4 million in any one year (the "Incentive Plan Amendment").

PURPOSE

         The Incentive Plan is used by the Company to attract, retain and motivate executive, management and other employees through potential cash bonuses based upon the performance of the Company and the employee's personal performance. The Board of Directors believes that the Incentive Plan Amendment is necessary to meet the Company's objectives of attracting, retaining and compensating key employees of the Company.

AWARDS

         Under the Incentive Plan, participants selected by the Committee and/or by the appropriate management officers are eligible for cash bonuses on an annual basis in amounts ranging from 5% to 200% of the participant's base compensation upon attainment of specified performance objectives. At the minimum level of Company performance ("threshold performance"), Incentive Plan participants may be eligible to receive from 5% to 50% of their base salaries. At another, higher level of performance ("target performance"), participants may be entitled to receive from 10% to 100% of their base salaries. At the highest levels of performance ("maximum targets"), participants may be entitled to receive from 20% to 200% of their base salaries. The maximum award under the Incentive Plan in any fiscal year to any single participant is currently $2,000,000. The Levin Agreement provides for Incentive Plan payments of up to 250% of Mr. Levin's base salary. The Incentive Plan Amendment proposes to increase for the Chief Executive Officer the threshold award payable in any one fiscal year to 62.5% of base salary, the target award payable in any one fiscal year to 125 % of base salary and the maximum award payable in any one fiscal year to 250% of base salary, subject to a cap of $4,000,000.

         The performance goals under the Incentive Plan, which are set by management and the Compensation Committee, are based upon the following business measurements: (i) EBITA as stated in conformity with GAAP; (ii) asset management goals measured by either changes in days' sales of receivables and days in inventory or operating working capital per sales dollar; and (iii) sales targets. Each of the performance goals may relate to the results of the Company, a business unit, product line, territory or any combination thereof, and may be adjusted in light of any unusual or non-recurring event affecting the Company or its financial statements. In addition, participants other than Senior Officers will be required to meet up to five personal performance objectives. No portion of an award made to a Senior Officer may be determined by personal performance objectives. Objectives include a threshold level of performance below which no award payment will be made and levels of performance at which specified percentages of the target award will be paid. No compensation under the Incentive Plan will be payable to a Senior Officer unless the Compensation Committee first certifies the achievement of applicable Company performance objectives. The Compensation Committee has the discretion to reduce (and, except with respect to Senior Officers, increase) the amount of compensation actually paid when a performance goal is met. The Compensation Committee has established goals and maximum payment amounts that it considers to be appropriate in light of foreseeable contingencies and future business conditions, but the Board of Directors believes it is in the best interests of the Company and its stockholders to allow the Committee to have this amount of flexibility.

ADMINISTRATION

         The Incentive Plan is administered by the Compensation Committee. The Compensation Committee has the authority, subject to the terms of the Incentive Plan, to determine the bonus targets for all participants and performance objectives to be achieved. The amount of the award payable to a Senior Officer upon attainment of a performance goal cannot be increased by the Committee. However, the Compensation Committee may at its discretion make appropriate adjustments to objective performance goals to reflect the impact of extraordinary items not reflected in such objectives. Subject to the terms of the Incentive Plan, the Compensation Committee has the authority to construe and interpret the Incentive Plan and to establish and amend rules and regulations for administering the Incentive Plan.

ELIGIBILITY

         Executive officers, members of management and other key employees are eligible to participate in the Incentive Plan.

TERMINATION OF EMPLOYMENT

         An employee whose employment with the Company is terminated due to death, disability, or retirement (as defined in the applicable Sunbeam retirement plan) will be paid a pro rata bonus based upon the term of employment during the year and paid and computed in the same manner as the bonus otherwise payable to employees who are Company employees at the end of the year. An individual whose employment is terminated for any other reason during a fiscal year will be excluded from the Incentive Plan. Notwithstanding the foregoing, the Compensation Committee (in the case of the Senior Officers) or the plan managers (in the case of all other participants) may approve exceptions to the foregoing policy on an individual participant basis for participants whose employment is terminated during a plan fiscal year.

AMENDMENTS TO OR TERMINATION OF INCENTIVE PLAN

         The Company reserves the right to revise or terminate the Incentive Plan at any time during or after a performance period. The Company may also grant special incentive awards outside of the formulas set forth in the Incentive Plan. Furthermore, the CEO of Sunbeam may, at his discretion, make exceptions to the Incentive Plan, except as otherwise required by Section 162(m) of the Code. The Incentive Plan will terminate by its terms on June 28, 2004.

BENEFITS UNDER THE PLAN

         Benefits under the Incentive Plan will be determined by the Compensation Committee from time to time and performance goal criteria may vary from year to year and from participant to participant. Accordingly, benefits to be paid under the Incentive Plan are not determinable at this time.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

         Section 162(m) limits the deductibility of certain compensation in excess of $1,000,000 per year paid by a public corporation to its Senior Officers. However, an exception to the deduction limitations of Section 162(m) of the Code applies to certain performance-based compensation, provided that the plan pursuant to which such compensation will be paid has been approved by stockholders with a separate vote and certain other requirements have been met. In order for compensation granted pursuant to the Incentive Plan to qualify for this exception, among other things, the material terms under which the compensation is to be paid must be disclosed to and approved by stockholders in a separate vote prior to payment, and the compensation must be paid solely on account of the attainment of pre-established, objective performance criteria. The Company's stockholders approved the Incentive Plan at the Company's 1999 annual meeting of stockholders. If the Incentive Plan Amendment is approved by the Company's stockholders at the Annual Meeting, and the applicable performance goals are met, the Company believes that payments under the Incentive Plan that are to be permitted by the Incentive Plan Amendment should qualify for the performance-based compensation exception under Section 162(m) of the Code. Nevertheless, the Compensation Committee will maintain the discretion to pay awards under the Incentive Plan that do not qualify for an exception to the deduction limitation of Section 162(m) of the Code if the Compensation Committee believes it is necessary or appropriate under the circumstances.

         There will be no Federal income tax consequences to the participants or the Company on the adoption of the Incentive Plan Amendment. The payment of cash under the Incentive Plan to any participant will result in ordinary taxable income equal to the amount of the bonus payment. Generally, the Company anticipates that it will be entitled to a Federal income tax deduction in an amount equal to such payments.

         Approval of this proposal will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter. In determining whether this proposal has received the requisite number of votes, broker non-votes will have no effect on the outcome of such votes and abstentions will have the effect of votes against such proposal.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL
      OF THE AMENDMENT TO THE SUNBEAM CORPORATION MANAGEMENT INCENTIVE PLAN

    PROPOSAL 6 - APPROVAL OF THE SUNBEAM CORPORATION KEY EXECUTIVE LONG TERM
                               INCENTIVE PROGRAM

         At the Annual Meeting, the Company's stockholders will be asked to approve the LTIP. The LTIP was adopted by the Compensation Committee and Board of Directors in December 1999, subject to the approval of the Company's stockholders at the Annual Meeting. A copy of the LTIP is attached hereto as Appendix E and the following discussion is qualified in its entirety by reference to the specific terms of the LTIP.

ADMINISTRATION

         The LTIP is administered by the Compensation Committee. The Compensation Committee has the authority, subject to the terms of the LTIP, to determine the Performance Factors (as defined below) for all participants and performance objectives to be achieved. The amount of the award payable to a Senior Officer upon attainment of a Performance Factor cannot be increased by the Committee. However, the Compensation Committee may at its discretion make appropriate adjustments to objective Performance Factors to reflect the impact of extraordinary items not reflected in such objectives. Subject to the terms of the LTIP, the Compensation Committee has the authority to construe and interpret the LTIP and to establish and amend rules and regulations for administering the LTIP.

ELIGIBILITY

         Executive officers of the Company's strategic business units and certain other key employees of the Company's strategic business units are eligible to participate in the LTIP.

PURPOSE

         The purposes of the LTIP are to attract, retain and motivate the senior managers of the Company's strategic business units; encourage profitability, return on investment, and growth of the Company; enhance the major values of the Company; and reflect the Company's commitment to adequately compensate the employees for quality performance.

AWARDS

         The LTIP provides for the payment of awards based upon the satisfaction of Performance Factors over the Performance Period (each as defined below). At a minimum level of performance ("threshold performance"), LTIP participants will be eligible to receive a payment of anywhere from 5% to 30% of their base salaries. At another, higher level of performance ("target performance"), participants may be eligible to receive 10% to 60% of the participants' base salaries for the achievement of the predetermined objectives. At the highest level of performance ("maximum targets"), participants may be eligible to receive 20% to 120% of their base salaries. The participants may receive higher awards based on his or her over achievement in excess of such goals, but in no event shall awards under the LTIP exceed 120% of base salary. The maximum amount payable to any participant with respect to any Performance Period is $4,000,000. A participant award will be paid in cash or in Common Stock of the Company, or a combination of both, at the option of the Company. In no event may the Committee increase at its discretion the amount of an award payable to a Senior Officer upon attainment of the specified Performance Factors. No compensation for a particular Performance Period can be paid to a Senior Officer, unless the Compensation Committee first certifies the achievement of the applicable Performance Factors.

         "Performance Period" means the three-year period commencing on January 1, 2000, and each three-year period commencing on each January 1, thereafter provided that a Performance Period for a participant who becomes employed by the Company following the commencement of a fiscal year may be (as determined by the Committee) the date of the commencement of such employment.

         "Performance Factors" means the criteria and objectives which must be met during the applicable Performance Period as a condition of the participant's receipt of payment with respect to an Award. Performance Factors may include any or all of the following: earnings per share, net income (before and/or after taxes), operating income; earnings before all or any of interest, taxes, depreciation and/or amortization ("EBIT", "EBITA" or "EBITDA"); earnings from continuing operations, cash flows, inventory turns; working capital; return on equity; return on assets; and/or sales (net and/or gross) or any increase or decrease of one or more of the foregoing over a specified period. Such Performance Factors may relate to the performance of the Company, a business unit, product line, territory, or any combination thereof. Performance Factors may include a threshold level of performance below which no payment will be made, levels of performance at which specified percentages of the award will be paid and a maximum level of performance above which no additional payment will be made. With respect to participants who are not Senior Officers, Performance Factors may also include other objective or subjective performance goals. The Compensation Committee may make adjustments in the Performance Factors in recognition of unusual or non-recurring events affecting the Company or its financial statements.

EFFECT OF TERMINATION OF EMPLOYMENT

         Unless otherwise provided by the Compensation Committee or set forth in the LTIP, a participant must be actively employed by the Company at the end of the Performance Period in order to be eligible to receive his or her award.

         Unless otherwise provided by the Compensation Committee, if a participant's employment is terminated as a result of death, disability or voluntary retirement with the Company's consent prior to the end of the Performance Period, such participant shall receive a pro rata portion of the award that he or she would have received with respect to the applicable Performance Period, which will be payable at such time as awards are payable to other participants.

         Unless otherwise provided by the Compensation Committee in connection with specified terminations of employment, if a participant's employment terminates for any reason, other than death, disability or retirement, prior to the end of a Performance Period, no award will be payable to such participant with respect to such Performance Period.

CHANGE OF CONTROL

         In the event of a Change in Control (as defined in the LTIP), all awards under the LTIP will vest immediately and the Company will pay to the participant, as soon as practicable following the Change in Control, a pro rata portion to the date of the Change in Control, the aggregate value of all awards granted to such participant for all then uncompleted Performance Periods, calculated as to each such award by multiplying the award that the Participant would have earned on the last day of the Performance Period, assuming the achievement, at the target level, of the individual and corporate Performance Factors established with respect to such award, by the fraction obtained by dividing the number of full months and any fractional portion of a month during such Performance Period through the date of the Change in Control by the total number of months contained in such Performance Period.

AMENDMENTS TO OR TERMINATION OF THE LTIP

         The Company reserves the right to revise or terminate the LTIP at any time during or after a Performance Period. The Company may also grant special incentive awards outside of the formulas set forth in the LTIP. Furthermore, the CEO of Sunbeam may, at his discretion, make exceptions to the LTIP except as otherwise required by Section 162(m) of the Code. The LTIP will terminate by its terms on the fifth anniversary of stockholder approval of the LTIP, provided that awards outstanding under the LTIP on such termination date will remain outstanding until the expiration of the Performance Period to which such award relates or the earlier termination of the award in accordance with the LTIP.

BENEFITS UNDER THE PLAN

         Performance goal criteria under the LTIP may vary from year to year and from participant to participant. Accordingly, benefits to be paid under the LTIP are not determinable at this time.

FEDERAL INCOME TAX CONSEQUENCES OF THE LTIP

         Section 162(m) of the Code limits the deductibility of certain such compensation in excess of $1,000,000 per year paid by a public corporation to its Senior Officers. However, an exception to the deduction limitations of
Section 162(m) of the Code applies to certain performance-based compensation, provided that the plan pursuant to which such compensation will be paid has been approved by stockholders with a separate vote and certain other requirements have been met. In order for compensation granted pursuant to the LTIP to qualify for this exception, among other things, the material terms under which the compensation is to be paid must be disclosed to and approved by stockholders in a separate vote prior to payment, and the compensation must be paid solely on account of the attainment of pre-established, objective performance criteria. If the adoption of the LTIP is approved by the Company's stockholders at the Annual Meeting and the applicable performance goals are met, the Company believes that the payments under the LTIP should qualify for the performance-based compensation exception under Section 162(m) of the Code. Nevertheless, the Compensation Committee will maintain the discretion to authorize awards under the LTIP that do not qualify for an exception to the deduction limitation of
Section 162(m) of the Code if the Compensation Committee believes it is necessary or appropriate under the circumstances.

         Benefits under the LTIP will depend on the future performance of the Company and its business units over a three-year period. Consequently it is not possible to determine the benefits that might be received by participants in the LTIP.

         The Board of Directors believes that adoption of the LTIP is necessary to meet the Company's objectives of attracting, retaining and compensating key employees of the Company.

         Approval of this proposal will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter. In determining whether this proposal has received the requisite number of votes, broker non-votes will have no effect on the outcome of such votes and abstentions will have the effect of votes against such proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE SUNBEAM
             CORPORATION KEY EXECUTIVE LONG TERM INCENTIVE PROGRAM

     PROPOSAL 7 - APPROVAL OF THE SUNBEAM CORPORATION 2000 STOCK OPTION PLAN

APPROVAL OF THE 2000 OPTION PLAN

         At the Annual Meeting, the Company's stockholders will be asked to approve the 2000 Option Plan. The Board of Directors believes that the Company's stock option program is an important factor in attracting and retaining the high caliber employees essential to the Company's success and in aligning those individuals' long-term interests with those of the Company's stockholders. As of March 31, 2000, options to purchase an aggregate of 10,430,967 shares of Common Stock were outstanding and only 801,567 shares of the 16,300,000 shares originally authorized under the Sunbeam Corporation Amended and Restated Stock Option Plan (the "Option Plan") remained available for future grants. Therefore, the Board of Directors has determined to adopt the 2000 Option Plan, subject to the approval of the Company's stockholders at the Annual Meeting, which, as more fully described below, provides the grant of awards covering up to 8,000,000 shares of Common Stock.

SUMMARY OF THE 2000 STOCK OPTION PLAN

GENERAL

         The 2000 Option Plan will take effect upon approval by the Company's stockholders and will continue in effect until the tenth anniversary of such approval.

         A copy of the 2000 Option Plan is attached hereto as Appendix F and the following discussion is qualified in its entirety by reference to the specific terms of the 2000 Option Plan.

         The purpose of the 2000 Option Plan is to promote the interests of the Company and its stockholders by providing officers, directors, employees and consultants with appropriate option incentives and rewards to encourage them to enter into and continue in the employ or service of the Company, to acquire a proprietary interest in the long-term success of the Company and to reward the performance of individuals in fulfilling their personal responsibilities for long-term achievement. The 2000 Option Plan provides for grants of options to purchase shares of Common Stock in the form of incentive stock options ("ISOs") and options that do not qualify as ISOs ("NQSOs" and collectively with ISOs, "Options"). Options granted under the 2000 Option Plan may be granted in tandem with stock appreciation rights ("SARs"). The 2000 Option Plan also provides for grants of SARs not in tandem with Options, restricted stock awards, stock bonus awards and performance awards (all such awards granted under the 2000 Option Plan, being collectively referred to herein as, "Awards").

ADMINISTRATION

         The 2000 Option Plan is administered by the Compensation Committee. Subject to the terms of the 2000 Option Plan, the Compensation Committee has the authority to construe and interpret the 2000 Option Plan and to establish and amend rules and regulations for administering the 2000 Option Plan. The Compensation Committee has the authority to determine the eligible participants under the 2000 Option Plan and the type and number of Awards to be granted under the 2000 Option Plan.

SECURITIES SUBJECT TO THE 2000 OPTION PLAN

         The 2000 Option Plan covers 8,000,000 shares of Common Stock, which may be authorized but unissued Common Stock, authorized and issued Common Stock held in treasury, or shares that may be acquired by the Company for purposes of the 2000 Option Plan.

         The total number of shares of Common Stock subject to Options and SARs that may be granted to any participant of the 2000 Option Plan in any year may not exceed 1,000,000.

         The 2000 Option Plan provides that in the event of certain corporate transactions, the Compensation Committee may make equitable adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Common Stock that may thereafter be issued in connection with Awards,
(ii) the number and kind of shares of Common Stock or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price, or purchase price relating to any Awards and (iv) the annual or other limitations on the number of shares with respect to which Awards may be granted.

ELIGIBILITY

         Awards under the 2000 Option Plan may be made to such officers and other employees, non-employee Directors and consultants of the Company as the Compensation Committee may in its sole discretion select.

AWARDS

         Subject to the terms of the 2000 Option Plan, the Compensation Committee may grant to participants Awards as described below. The terms of Award grants will be set forth in written agreements ("Award Agreements") between the Company and the participant, which Award Agreements will contain such provisions as the Compensation Committee may determine.

         Non-employee Directors are to be granted a NQSO to purchase 5,000 shares of Common Stock on the date of election of a non-employee Director to the Board of Directors and upon each subsequent re-election (pro-rated in the case of an election at any time other than an annual meeting of stockholders), having an exercise price equal to the Fair Market Value (as defined in the 2000 Option
Plan) on the date of grant, and vesting at the rate of one-third on each anniversary of the date of grant. See "Directors Compensation."

         Awards generally may be transferred by a grantee only by will or by the laws of descent and distribution, and may be exercised only by the grantee during his or her lifetime, provided that the Compensation Committee may provide in the applicable Award Agreement that NQSOs may be transferred without consideration to any member or members of the grantee's "immediate family" (as defined in the 2000 Option Plan), a trust for the benefit of the grantee and/or members of his or her immediate family, or a partnership or limited liability company whose only partners or stockholders are the grantee and/or members of his or her immediate family.

STOCK OPTIONS

         Options may be exercised in such amounts and at such times as may be determined by the Compensation Committee. Unless the Award Agreement provides otherwise, an Option may not be exercised prior to the first anniversary of the date of grant and will become exercisable with respect to one-third of the shares subject thereto on each of the first, second and third anniversaries of the date of grant. Generally, no NQSOs or SARs may be exercised and no shares of Common Stock underlying any other Award under the 2000 Option Plan may vest or become exercisable more than 10 years after the date of grant, provided that in the case of an ISO granted to a person who owns more than ten percent of the total combined voting power of all classes of stock of the Company, such time period will be five years from the date of grant.

         Options that are not exercised during the term established by the Compensation Committee will expire without value.

         The exercise price per share of the Common Stock purchased pursuant to the exercise of an NQSO will be the Fair Market Value (as defined in the 2000 Option Plan) per share of Common Stock on the date of grant, unless otherwise determined by the Compensation Committee. The exercise price per share of Common Stock in the case of an ISO shall be no less than the Fair Market Value on the date of grant and, in case of an ISO granted to an owner of stock possessing ten percent or more of the total combined voting power of all classes of stock of the Company, 110% of the Fair Market Value of the Common Stock on the day the ISO is granted. The exercise price of a NQSO or ISO may be adjusted in accordance with the antidilution provisions contained in the 2000 Option Plan. Upon the exercise of any Option, the option price must be fully paid by certified or cashier's check, in shares of Common Stock having a Fair Market Value equal to the exercise price, or, subject to the approval of the Compensation Committee, by personal check.

STOCK APPRECIATION RIGHTS

         The Compensation Committee may grant SARs either alone or in conjunction with all or part of an Option. Upon the exercise of a SAR a holder generally is entitled, without payment to the Company, to receive cash, shares of Common Stock or any combination thereof, as determined by the Compensation Committee, in an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the SAR or portion of SAR surrendered on the exercise date over (i) in the case of a SAR granted in tandem with an Option, the exercise price and (ii) the aggregate appreciation base (determined pursuant to the 2000 Option Plan) subject to the SAR or portion of SAR surrendered. SARs vest and become exercisable in the same manner as Options.

RESTRICTED STOCK AWARDS AND UNRESTRICTED STOCK AWARDS

         The Compensation Committee may grant restricted stock or stock bonus Awards alone or in tandem with other Awards under the 2000 Option Plan. Vesting of restricted stock Awards may be conditioned upon the completion of a specified period of service, the attainment of specific performance goals or such other factors as the Compensation Committee may determine. The Compensation Committee may, in its discretion, require a grantee to pay an amount to acquire any restricted or unrestricted stock, and may establish standards regarding when and under what circumstances such payment is required to be made. During the restricted period, the grantee may not transfer, assign or otherwise encumber or dispose of the restricted stock, except as permitted by the Compensation Committee. During the restricted period, the grantee will have the right to vote the restricted stock and to receive any cash dividends if and to the extent so provided by the Compensation Committee.

PERFORMANCE AWARDS

         The Compensation Committee may grant performance Awards to acquire shares of Common Stock based upon attainment over a specified performance cycle of specified measures of the performance of the Company, one or more of its subsidiaries or the participant, in each case, established by the Compensation Committee.

         The Compensation Committee may grant performance Awards intended to constitute performance-based compensation within the meaning of Section 162(m) of the Code. The following rules will apply to such performance Awards (as such rules may be modified by the Compensation Committee to comply with Section 162(m) and any amendments, revisions or successor provisions): (i) payments under the performance Award will be made solely on account of the attainment of one or more objective performance goals established in writing by the Compensation Committee not later than 90 days after the commencement of the period of service to which the performance Award relates (or, if less, one-third of such period of service); (ii) the performance goals to which the performance Award relates will be based on one or more of the following business criteria applied to the participant, and/or a business unit of the Company: earnings per share; net income (before or after taxes); operating income; earnings before all or any of interest, taxes, depreciation and/or amortization ("EBIT", "EBITA" or "EBITDA"); inventory turns; cash flow; working capital; return on equity; return on assets; market share; sales (net or gross) measured by product line, territory, customer(s), or other category; earnings from continuing operations; net worth; levels of expense, cost or liability by category, operating unit or any other delineation; or any increase or decrease of one or more of the foregoing over a specified period and (iii) once granted, the Compensation Committee may not increase the amount payable under such performance Award; provided, however, that whether or not a performance Award is intended to constitute qualified performance-based compensation within the meaning of
Section 162(m) of the Code, the Committee may make appropriate adjustments to the performance goals applicable to an Award to reflect the impact of extraordinary items (as defined in the 2000 Option Plan) not reflected in such goals.

EFFECT OF TERMINATION OF EMPLOYMENT

         Unless the applicable Award agreement provides otherwise or the Committee determines otherwise, the following will apply upon the grantee's termination of employment or service with the Company and its subsidiaries. Except as described below, if the employment or service of the grantee terminates (or, in the case of a non-employee Director, failure to be reelected as Director of the Company), Options and SARs that are exercisable as of the date of termination of employment or service will remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award which is vested on such date of termination may be given, for a period of 90 days from the date of such termination, and any unexercisable Awards or parts thereof will be cancelled on the date of such termination.

         If the grantee's employment or service is terminated for "Cause" as defined in the 2000 Option Plan, all Options and SARs which are exercisable as of the date of termination of employment or service will remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award which is vested on such date of termination may be given, for a period of 30 days from the date of such termination, and any unvested Awards or parts thereof will be cancelled on the date of such termination.

         If the grantee voluntarily retires with the consent of the Company or the grantee's employment or service is terminated due to permanent disability, then the grantee's outstanding Options, SARs and/or Restricted Stock will continue to vest and become exercisable. The grantee will be entitled to: (i) exercise each such Option and SAR for a period of one year (or such other period that the Compensation Committee in its discretion may choose) from and including the later of (x) the date on which all portions of such Options and/or SARs first become fully exercisable or vested and (y) the date of termination of employment or retirement, and (ii) make any payment or give any notice provided for under the terms of any other outstanding Award which is vested on such date of such termination for a period of one year (or such other period that the Compensation Committee in its discretion may choose) from the date of such termination, and thereafter such Options, SARs, and other Awards shall be cancelled. In the case of Awards other than Options, SARs or Restricted Stock, upon a grantee's voluntary retirement with the consent of the Company or the grantee's employment or service is terminated due to permanent disability, such Awards will be treated in accordance with the applicable agreement governing such Award.

         If the grantee's employment or service with the Company or its subsidiaries is terminated (i) by the Company or its subsidiaries without Cause or (ii) by the grantee for "good reason", or any like term as defined under any employment agreement with the Company or its subsidiaries to which a grantee may be a party (or, in the case of a non-employee Director, failure to be reelected as Director of the Company), the Options and SARs which are exercisable as of the date of termination of employment will remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award which is vested on the date of such termination may be given, for one year from the date of termination, and any unexercisable Awards or portions thereof will be cancelled on such date of termination.

         Upon the grantee's death during employment or service or during the period of continued vesting or exercisability described above (i) the grantee's outstanding Options, SARs and Restricted Stock will become fully vested and exercisable (and all other Awards will be cancelled), and (ii) the Options and SARs will remain exercisable, and payment may be made or notice given, for one year from the date of death (which period may extend more than 10 years after the grant of the Award), and thereafter all such Options and SARs will be cancelled.

         Unless the Compensation Committee in its discretion determines otherwise or an applicable Award provides otherwise, upon a Change of Control (as defined in the 2000 Option Plan) of the Company, all Awards will become fully vested and exercisable.

CERTAIN FEDERAL INCOME TAX EFFECTS

         The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to Awards under the 2000 Option Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

         NON-QUALIFIED STOCK OPTIONS. An optionee will not recognize any taxable income upon the grant of a NQSO and the Company will not be entitled to a tax deduction with respect to the grant of a NQSO. Upon exercise of a NQSO, the excess of the Fair Market Value (as defined in the 2000 Option Plan) of the Common Stock on the exercise date over the Option exercise price will be taxable as compensation income to the optionee. The Company will generally be entitled to a tax deduction at such time in the amount of such compensation income. The optionee's tax basis for the Common Stock received pursuant to the exercise of a NQSO will equal the sum of the compensation income recognized and the exercise price.

         In the event of a sale of Common Stock received upon the exercise of a NQSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such Common Stock is more than one year.

         INCENTIVE STOCK OPTIONS. An optionee will not recognize any taxable income at the time of grant or timely exercise of an ISO and the Company will not be entitled to a tax deduction with respect to such grant or exercise. Exercise of an ISO may, however, give rise to taxable compensation income, and a tax deduction to the Company, if the ISO is not exercised on a timely basis (generally, while the optionee is employed by the Company or within 90 days after termination of employment) or if the optionee subsequently engages in a "disqualifying disposition," as described below.

         A sale or exchange by an optionee of shares acquired upon the exercise of an ISO more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the ISO will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of grant of the ISO or within one year from the date of transfer of the ISO shares to the optionee, such sale or exchange will generally constitute a

"disqualifying disposition" of such shares that will have the following results: any excess of (i) the lesser of (a) the Fair Market Value of the shares at the time of exercise of the ISO and (b) the amount realized on such disqualifying disposition of the shares over (ii) the Option exercise price of such shares, will be ordinary income to the optionee, and the Company will be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will qualify as capital gain or loss and will not result in any deduction by the Company.

         RESTRICTED STOCK. A grantee will not recognize any income upon the receipt of restricted stock unless the grantee elects under Section 83(b) of the Code, within thirty days of such receipt, to recognize ordinary income in an amount equal to the Fair Market Value of the restricted stock at the time of receipt, less any amount paid for the shares. If the election is made, the holder will not be allowed a deduction for amounts subsequently required to be returned to the Company. If the election is not made, the holder will generally recognize ordinary income, on the date that the restrictions to which the restricted stock is subject are removed, in an amount equal to the Fair Market Value of such shares on such date, less any amount paid for the shares. At the time the holder recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount.

         STOCK BONUS. A grantee generally will be taxed upon the grant of a stock bonus Award. However, if at the time the shares are granted they are subject to a substantial risk of forfeiture, as defined in the Code, the grantee will be taxed at the time the shares are no longer subject to such risk of forfeiture, subject to the grantee making an effective election under Section 83(b) of the Code. The amount of income recognized by the grantee will be equal to the Fair Market Value of the shares on the date that the income is recognized. The Company generally will be entitled to a deduction at the time and in the amount that the employee recognizes ordinary income.

         SARS. The grant of a SAR will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such a right, the grantee will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

         PERFORMANCE AWARDS. Generally, the grant of performance Awards has no Federal income tax consequences at the time of grant. Rather, at the time the shares are no longer subject to a substantial risk of forfeiture (as defined in the Code) the holder will recognize ordinary income in an amount equal to the Fair Market Value of such shares. A holder may, however, elect to be taxed at the time of the grant in accordance with Section 83(b) of the Code. The Company generally will be entitled to a deduction at the time and in the amount that the holder recognizes ordinary income.

         TRANSFERRED OPTIONS: ESTATE AND GIFT TAXES. If ISOs or NQSOs are held until death, Federal and, if applicable, state estate and inheritance taxes would be imposed on the Fair Market Value of the Options at the time of death. Certain individuals, however, may realize estate and gift tax savings by making lifetime gifts of NQSOs to permitted family members, trusts for their benefit, or other entities. Federal and, if applicable, state gift taxes would be imposed on the fair market value of the NQSOs at the time of the completed gift, subject to applicable Federal and state gift tax credits and exclusions. The IRS has taken the position that a gift of an option is not complete until the donee's right to exercise the option is no longer conditioned on the performance of services by the optionee. Generally, Federal and state gift and estate tax savings may be realized if the value of the NQSOs at the time of the completed gift is less than the value of the NQSOs (or the proceeds from the disposition thereof) at such later time as the optionee might make a gift of the NQSOs or, if no gift is made, at the time of the optionee's death.

         The optionee (or if the optionee is deceased, the optionee's estate), rather than the donee, will recognize ordinary income for Federal income tax purposes upon the exercise of the transferred Option (just as if there had been no transfer). See "Certain Federal Income Tax Effects-Nonqualified Stock Options."

         The preceding discussion is based upon the Code as presently in effect, which is subject to change, and does not purport to be a complete description of the Federal income tax aspects of stock options.

CERTAIN LIMITATIONS ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         Section 162(m) of the Code limits the deductibility of certain such compensation in excess of $1,000,000 per year paid by a public corporation to Senior Officers. However, an exception to the deduction limitations of Section 162(m) of the Code applies to certain performance-based compensation, provided that the plan pursuant to which such compensation will be paid has been approved by stockholders with a separate vote and certain other requirements have been met. In order for compensation granted pursuant to the 2000 Option Plan to qualify for this exemption, among other things, the material terms under which the compensation is to be paid must be disclosed to and approved by the Company's stockholders in a separate vote prior to payment, and the compensation must be paid solely on account of the attainment of pre-established, objective performance criteria. If the adoption of the 2000 Option Plan is approved by the Company's stockholders at the Annual Meeting and any applicable performance goals are met, the Company believes that the Awards granted under the 2000 Option Plan should qualify for the performance-based compensation exception under Section 162(m) of the Code. Nevertheless, the Compensation Committee will maintain the discretion to authorize Awards under the 2000 Option Plan that do not qualify for an exception to the deduction limitation of Section 162(m) of the Code if the Compensation Committee believes it is necessary or appropriate under the circumstances.

         Grants under the 2000 Option Plan will be made at the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, benefits under the 2000 Option Plan will depend on a number of factors, including the fair market value of the Company's Common Stock on future dates and the exercise decisions made by the optionees. Consequently it is not possible to determine the benefits that might be received by optionees receiving discretionary grants under the 2000 Option Plan.

         Approval of this proposal will require the affirmative vote of the holders of a majority of the votes cast by the holders of shares of Common Stock present in person or by proxy at the Annual Meeting provided that the number of total votes cast on the proposals must be more than 50% of all shares entitled to vote on the matter. In determining whether this proposal has received the requisite number of votes, broker non-votes will have no effect on the outcome of such votes and abstentions will have the effect of votes against such proposal.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL
                            OF THE 2000 OPTION PLAN.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SERVICES PROVIDED BY MACANDREWS & FORBES

         Under Sunbeam's August 1998 settlement agreement with an affiliate of MacAndrews & Forbes, in addition to the services of MacAndrews & Forbes' former executive personnel who have been managing Sunbeam since Mid-June 1998, MacAndrews & Forbes agreed to provide management assistance and other support to Sunbeam at its request in a wide variety of areas. Although the nature and extent of this assistance and support had not been determined at the time of the settlement, Sunbeam has significantly benefited from this assistance and support in connection with the following areas: (i) negotiations with Sunbeam's lending banks; (ii) the defense of the many lawsuits brought against Sunbeam and certain of its present and former directors and officers; (iii) the prosecution of claims against Sunbeam's liability insurance providers; (iv) the defense of claims against Sunbeam by its former Chief Executive Officer and Chief Financial Officer; (v) the restatement of certain of Sunbeam's historical financial statements; (vi) the preparation of various SEC filings by Sunbeam and Coleman; and (vii) various other insurance, regulatory, litigation and executive compensation matters. MacAndrews & Forbes employees provide this assistance and support to Sunbeam. Sunbeam does not pay MacAndrews & Forbes and its affiliates for the services of its employees, but does reimburse them for out-of-pocket expenses. Execution of the settlement agreement was a condition to Sunbeam's continued employment of Messrs. Levin, Shapiro and Jenkins as officers of Sunbeam.

SETTLEMENT OF OPTIONS

         Pursuant to the Company's agreement for the acquisition of the remaining shares of Coleman common stock in a merger transaction which was completed in January 2000, the unexercised options under Coleman's stock option plans were cashed out at a price per share equal to the difference between $27.50 and the exercise price of such option. Ronald O. Perelman, the sole stockholder of MacAndrews & Forbes, held 500,000 options for which he received a net payment of $6,750,000. Messrs. Shapiro and Isko held 77,500 and 20,000 options, respectively, for which they received a net payment of approximately $823,000 and $236,000, respectively.

ARRANGEMENTS WITH COLEMAN

         Coleman and an affiliate of MacAndrews & Forbes are parties to a cross-indemnification agreement pursuant to which Coleman has agreed to indemnify such affiliate, its officers, directors, employees, control persons, agents and representatives against all past, present and future liabilities, including product liability and environmental matters, relating to the initial assets of Coleman, that Coleman acquired from an affiliate of MacAndrews & Forbes in December 1991. In addition, pursuant to this cross-indemnification agreement, the MacAndrews & Forbes affiliate has agreed to indemnify Coleman and its officers, directors, employees, agents and representatives against all other liabilities of such MacAndrews & Forbes affiliate or any of its subsidiaries, including liabilities relating to the assets it did not transfer to Coleman in December 1991. This cross-indemnification agreement survived the January 1999 merger of Coleman with a subsidiary of the Company.

         Coleman previously was included in the consolidated tax group for the MacAndrews & Forbes companies and was a party to a tax sharing agreement with a MacAndrews & Forbes affiliate, pursuant to which Coleman paid to such affiliate the amount of taxes that would have been paid by Coleman if it were required to file separate Federal, state or local income tax returns. The obligations of MacAndrews & Forbes under the tax sharing agreement were terminated upon the Company's acquisition of control of Coleman; however, the agreements related to the Company's acquisition of Coleman provide for certain tax indemnities and tax sharing payments among the Company and the MacAndrews & Forbes affiliates relating to periods prior to the acquisition.

OFFICE SPACE

         The Company previously subleased office space in New York City from a subsidiary of MacAndrews & Forbes. The expense for such rent during 1999 was approximately $90,000.00. The Company believes that the terms of such sublease were comparable to the market rate for such space. This lease was terminated in 1999.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than that which has been referred to above. Proxies in the enclosed form will be voted in respect of any other business that is properly brought before the Annual Meeting in accordance with the judgment of the person or persons voting the proxies.

         The Company is not aware of any substantial interest, direct or indirect, by holders of Common Stock or otherwise, of any officer, Director, nominee for Director or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to office or interest in the compensation plans described herein.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act, as amended, requires the Company's Directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file certain reports regarding ownership of the Company's Common Stock with the SEC and the New York Stock Exchange. These insiders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of the Section 16(a) forms furnished to the Company during fiscal 1999, or written representations from certain reporting persons that no Forms 5 were required for those persons, all Section 16(a) filing requirements applicable to the Company's officers, Directors and beneficial owners of more than 10% of the outstanding shares of Common Stock were filed on a timely basis.

                              INDEPENDENT AUDITORS

         The firm of Deloitte & Touche LLP has been retained by the Company as independent auditors to audit the financial statements of the Company. Representatives of Deloitte & Touche LLP, the Company's auditors for 1999, will be present at the Annual Meeting and will be afforded the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                              COST OF SOLICITATION

         This solicitation is made on behalf of the Board of Directors and management of the Company. The cost of soliciting proxies has been or will be borne by the Company. Solicitation will be made by mail, and may be made personally or by telephone by officers and other employees of the Company who will not receive additional compensation for such solicitation. In addition, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals, and the Company may reimburse them for any attendant expenses. The Company plans to engage a third party to solicit proxies; however, the Company does not anticipate that the cost of such solicitation will be material.

                  STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         Any stockholder proposal intended to be presented for consideration at the 2001 Annual Meeting of Stockholders and to be included in the Company's Proxy Statement for that meeting must be received by the Secretary of the Company at the Company's executive offices, 2381 Executive Center Drive, Boca Raton, Florida 33431, on or before February 16, 2001.

                               COPIES OF FORM 10-K

         THE COMPANY WILL PROVIDE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES CONTAINED THEREIN, TO ANY STOCKHOLDER UPON REQUEST. REQUESTS SHOULD BE SENT TO THE VICE PRESIDENT, INVESTOR RELATIONS, AT THE COMPANY'S EXECUTIVE OFFICES LOCATED AT 2381 EXECUTIVE CENTER DRIVE, BOCA RATON, FLORIDA 33431 - TELEPHONE:
(561) 912-4100.

                                                                      APPENDIX A

                               SUNBEAM CORPORATION
                             AUDIT COMMITTEE CHARTER

ORGANIZATION AND AUTHORITY

The Audit Committee shall assist the Board in monitoring the quality and integrity of the financial statements of the Company, the corporate accounting and reporting practices of the Company and the independence and performance of the Company's internal and external auditors.

The Audit Committee shall be comprised of at least three directors, as designated by the board of directors. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange.

The Audit Committee shall have the authority to retain legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

STATEMENT OF POLICY

In carrying out its responsibilities, the Audit Committee's policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company meet all applicable requirements. In so doing, the Audit Committee should strive to maintain free and open communication between the directors, the independent auditor, the internal auditors and the financial management of the Company.

RESPONSIBILITIES

The Audit Committee shall:

o Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

o Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board, and approve the terms and scope of their engagement.

o Meet with the independent auditor prior to the audit to review the planning of the audit.

o Review and discuss the annual audited financial statements with management and the independent auditor, including questioning management and the auditor about major financial reporting issues and judgments made in connection with the preparation of the Company's financial statements as well as the adequacy and effectiveness of the internal accounting and financial controls of the Company.

o Recommend to the Board, based on the review and discussion referred to above, whether the annual audited financial statements should be included in the annual report on Form 10-K for filing with the SEC.

o Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

o Discuss with the independent auditor any matters required to be discussed by Section 10A of the Private Securities Litigation Reform Act of 1995.

o Review with management and the independent auditor the Company's quarterly financial statements prior to the filing with the SEC of each quarterly report on Form 10-Q.

o Review with the independent auditor any management letter provided by the auditor and management's response to that letter.

o Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

o Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

o Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

o Review the internal audit function, including the overall plan for the function and the independence and authority of its activities and personnel.

o Review the significant reports to management prepared by the internal audit function and management's actions and other responses to such reports.

o Provide opportunity for the internal auditors and independent auditor to meet with the members of the Audit Committee without members of management present.

                                      # # #


Adopted by the Board of Directors on February 10, 2000


Last amended on February 10, 2000.

                                                                      APPENDIX B

                      STOCK OPTION GRANT TO JERRY W. LEVIN

                             NOTICE OF STOCK OPTION
                             GRANTED JANUARY 3, 2000
                                ("Grant Notice")

To Jerry W. Levin:

         You are hereby granted a nonqualified stock option to purchase 3,000,000 shares of Stock of Sunbeam Corporation (the "Company") at $4.125 per share, purchasable as set forth in, and subject to the terms and conditions of, this Grant Notice and the Agreement dated as of [January 3, 2000] between you and the Company (the "Employment Agreement"). In the event of any conflict between this Grant Notice and the Employment Agreement, the Employment Agreement shall control. All capitalized terms not defined in this Grant Notice shall have the meanings set forth in the Employment Agreement. The grant of this option is subject to the approval of the Company's shareholders at the annual meeting of the Company's shareholders held in 2000 ("Shareholder Approval") and the option shall be void ab initio if such Shareholder Approval is not obtained.

         1. VESTING. Subject to the provisions of Paragraphs 3 and 4 below, this option shall become vested and exercisable on June 30, 2003.

         2. EXPIRATION. This option, unless sooner terminated or exercised in full, shall expire at 5:00 p.m. on January 3, 2010.

         3. TERMINATION OF EMPLOYMENT. If, prior to June 30, 2003, your employment is terminated by the Company without Cause, or your employment terminates due to death or Disability, or there is a Constructive Termination without Cause or a termination of your employment as result of notice by the Company of non-renewal pursuant to Section 2 of the Employment Agreement, this option shall immediately become vested and exercisable in full and shall continue to be exercisable until its scheduled expiration date under Paragraph 2 above or, if sooner, its exercise in full. If your employment is terminated prior to June 30, 2003 pursuant to Section 11(c) or 11(e) of the Employment Agreement, this option shall be immediately forfeited. Termination of your employment for any reason on or after June 30, 2003 shall not affect this option, except that if your employment is terminated pursuant to Section 11(c) of 11(e) of the Employment Agreement, this option will expire at 5:00 p.m. on the 90th day after the date of termination of employment.

         4. CHANGE IN CONTROL - VESTING. In the event of a Change in Control, this option shall immediately become vested and exercisable in full and shall continue to be exercisable until its scheduled expiration date under Paragraph 2 above or, if sooner, its exercise in full. Notwithstanding any other provision of this Grant Notice, termination of your employment for any reason following such Change in Control shall not affect this option.

         5. EXERCISE OF OPTION.

            (a) METHOD OF EXERCISE. This option may be exercised from time to time by delivery of written notice of exercise to the Company. Such notice shall specify the total number of shares to be purchased and be accompanied by payment in accordance with Paragraph 5(b) below. Such exercise shall be effective upon delivery to the Company of such written notice together with the required payment (or arrangement for payment). This option may be exercised for less than the full number of shares for which the option is then exercisable, provided that no such exercise may be for any fractional share.

            (b) METHOD OF PAYMENT. Payment of the purchase price for shares purchased upon an exercise of this option may be made (i) by delivery to the Company of cash, a wire transfer of immediately available funds, or a check payable to the order of the Company in an amount equal to the purchase price of such shares; (ii) by delivery to the Company of shares of Stock then owned by you for at least six months having an aggregate Fair Market Value on the date of delivery equal to the purchase price of such shares; (iii) through reasonable cashless exercise procedures that are from time to time established by the Company (which procedures the Company agrees to establish promptly if requested by you); or (iv) by any combination of (i), (ii), and
(iii).

            (c) DELIVERY OF OPTION SHARES. The Company shall, upon payment of the purchase price for the number of shares purchased, make prompt delivery of such shares to you and pay all original issue and transfer taxes and all other fees and expenses incident to such delivery. To the extent that such shares are not promptly delivered to you when due, the Company shall promptly make you whole for any resulting expense or loss of benefit. The Company shall deliver cash in lieu of any fractional share.

            (d) RESERVATION, REGISTRATION AND LISTING OF SHARES. The Company shall at all times reserve, out of its authorized and unissued shares of Stock, a number of shares sufficient to provide for the exercise in full of this option. All shares of Stock issued upon exercise of this option shall be duly authorized and, when issued upon such exercise, shall be (i) validly issued, fully paid and nonassessable and (ii) shall be, and shall remain, (x) fully registered or qualified (both for issuance and resale) under applicable Federal and state securities laws and (y) listed, or qualified for trading, on a national securities exchange or national market system so long as the equity securities of the Company are so listed or qualified for trading.

            (e) LEGAL REQUIREMENTS. The obligation of the Company to sell and deliver any stock under this option is specifically subject to all applicable laws, rules, regulations and required governmental approvals. The Company shall use its reasonable best efforts to obtain such approvals as promptly as practicable.

         6. DEFERRAL OF OPTION GAINS. You shall have the right, by furnishing written notice to the Company at least six months prior to any exercise of this option, to irrevocably elect to defer any gains realized upon or in connection with such exercise. Any such deferral, including the manner of exercise of this option in connection with such deferral, shall be made in such manner as may reasonably be required by the Company, including such requirements as may apply in order to defer such gains for Federal income tax purposes and to avoid a charge to the Company's earnings for financial accounting purposes. You may elect to defer such gains into any non-qualified deferral plan of the Company that accepts such deferrals on terms that satisfy the requirements of the preceding sentence. If no such plan is available, you may elect to defer such gains into Share Units (with a "SHARE UNIT" representing a share of Stock, including any dividends and other distributions that may be declared or made thereon during the period of the deferral). Amounts deferred under this Paragraph 6 shall be paid out under the terms of your election to defer.

         7. TRANSFERABILITY OF OPTION. This option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process, except that this option may be transferred in whole or in part (i) by will or the laws of descent and distribution, (ii) to any Family Member or to any trust, the sole beneficiaries of which are you and/or your Family Members, provided that such Family Members and/or trusts (and upon distribution their beneficiaries) agree to be bound by the provisions of this Grant Notice, or (iii) to any organization that is exempt from Federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code or any private foundation that is exempt from Federal income taxation under Section 509 of such Code, provided that such organization or foundation agrees to be bound by the provisions of this Grant Notice. For purposes of clause (ii) of the preceding sentence, "Family Member" shall mean your spouse, parents, and lineal descendants (including descendants by adoption). Any person to whom this option has been transferred in whole or in part in accordance with the first sentence of this Section 7 shall, to the extent of the transfer, succeed to your rights, and assume your obligations, under this Grant Notice. You shall give notice to the Company of any transfer of this option, in whole or in part, pursuant to clause (ii) or (iii) of the first sentence of this Section 7. No transfer pursuant to this Section 7 may be for consideration.

         8. ADJUSTMENT PROVISIONS.

            (a) GENERAL. In the event of any merger, consolidation, reorganization, recapitalization, spin-off, split-up, combination, share exchange, liquidation, dissolution, stock split, stock dividend, other distribution of securities or other property in respect of shares or other securities (other than ordinary recurring cash dividends), issuance of Stock at a price below Fair Market Value (other than pursuant to the exercise of any options or similar rights granted to any employees, consultants, officers or directors of the Company), redemption of Stock at a price above Fair Market Value, or other change in corporate structure or capitalization affecting the rights or value of the Stock, the Board shall promptly make appropriate adjustment(s), reasonably and in good faith, in the number and/or kind of equity securities subject to this option and/or in the exercise price and/or in other terms and conditions of this option, and/or shall promptly make appropriate provision(s), reasonably and in good faith, for supplemental payments of cash, securities and/or other property, so as to avoid dilution or enlargement of your rights and of the after-tax economic opportunity and value represented by this option. Notwithstanding the above, in the event the outstanding shares of Stock shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a re-capitalization, reclassification, merger, consolidation, combination or similar transaction, then, unless otherwise determined by the Board, this option shall thereafter become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Stock subject to the option would have been changed or exchanged had the option been exercised in full prior to such transaction, and provided that, if necessary, the provisions of the option shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the option. Upon any adjustment pursuant to this Paragraph 8(a), the Company shall promptly deliver to you a certificate, signed by an officer of the Company: (x) setting forth in reasonable detail the event requiring the adjustment and the method by which the adjustment was calculated or otherwise determined and (y) specifying the adjustment made.

            (b) CERTAIN CHANGES IN CONTROL. In the event of any sale, merger, consolidation or other transaction in which the Company is not the surviving entity or in which the Company becomes a subsidiary of another entity, the Company shall use its best efforts to enable you (if you so elect) to exercise this Option at a time and in a fashion that will enable you to receive in exchange for any Stock thus acquired the same consideration as is received in such transaction by other holders of Stock.

         9. TAX WITHHOLDING. The Company's obligation to deliver shares upon the exercise of this option shall be subject to your satisfaction of all applicable Federal, state and local income, excise, and employment tax withholding requirements ("TAX OBLIGATIONS"). You may satisfy any such tax obligations (a) in any of the manners provided in Paragraph 5(b) above for payment of the purchase price; (b) by authorizing the Company to withhold shares of Stock that would otherwise be delivered to you having a Fair Market Value equal to, but not greater than, the amount of tax required to be withheld; or (c) by any combination of (a) and (b).

         10. ASSIGNABILITY. No rights or obligations of the Company under this Grant Notice may be assigned or transferred by the Company EXCEPT pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company, provided that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Grant Notice, either contractually or as a matter of law. In the event of any merger, consolidation, sale or liquidation as described in the preceding sentence, the Company shall take whatever action it reasonably can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder.

         11. MISCELLANEOUS.

             (a) RESOLUTION OF DISPUTES. Any disputes arising out of or relating to this Grant Notice shall be resolved in accordance with Section 13 of the Employment Agreement, which shall be deemed incorporated herein in full.

             (b) NOTICES. All notices and other communications relating to this Grant Notice shall be given as provided in Section 22 of the Employment Agreement.

             (c) AMENDMENT; WAIVER. No provision of this Grant Notice may be amended or modified except by an instrument or instruments in writing signed by the parties hereto. Any party may waive compliance by another with any of the provisions of this Grant Notice, provided that (a) no waiver of any provision hereof shall be construed as a waiver of any other provision or subsequent breach and (b) any such waiver shall be in writing signed by the party waiving such compliance. The failure of any party hereto to enforce at any time any provision hereof shall not be construed to be a waiver of such provision, nor in any way to affect the validity hereof of any part hereof or the right of any party thereafter to enforce each and every such provision.

             (d) GOVERNING LAW. This Grant Notice shall be governed and construed in accordance with the laws of the State of Delaware, without reference to conflict of laws principles.

             (e) SURVIVORSHIP. Except as otherwise expressly set forth in this Grant Notice, the respective rights and obligations of you and the Company hereunder shall survive any termination of your employment.

             (f) REFERENCES. In the event of your death or a judicial determination of your incompetence, reference in this Grant Notice to you shall be deemed, where appropriate, to refer to your beneficiary, estate or other legal representative.

             (g) HEADINGS. Headings are provided herein for convenience of reference only and are not to serve as a basis for interpretation or construction of this Grant Notice.

                                    Sunbeam Corporation

                                    By:
                                       --------------------------
                                            Ronald H. Dunbar
                                            Senior Vice President

Accepted and agreed:



----------------------
   Jerry W. Levin

                                                                      APPENDIX C

                      STOCK OPTION GRANT TO PAUL E. SHAPIRO

                             NOTICE OF STOCK OPTION
                             GRANTED JANUARY 3, 2000
                                ("Grant Notice")

To Paul E. Shapiro:

         You are hereby granted a nonqualified stock option to purchase 600,000 shares of Stock of [S Co.] (the "Company") at $4.125 per share, purchasable as set forth in, and subject to the terms and conditions of, this Grant Notice and the Agreement dated as of [January 3, 2000] between you and the Company (the "Employment Agreement"). In the event of any conflict between this Grant Notice and the Employment Agreement, the Employment Agreement shall control. All capitalized terms not defined in this Grant Notice shall have the meanings set forth in the Employment Agreement. The grant of this option is subject to the approval of the Company's shareholders at the annual meeting of the Company's shareholders held in 2000 ("Shareholder Approval") and the option shall be void ab initio if such Shareholder Approval is not obtained.

         1. VESTING. Subject to the provisions of Paragraphs 3 and 4 below, this option shall become vested and exercisable on June 30, 2003.

         2. EXPIRATION. This option, unless sooner terminated or exercised in full, shall expire at 5:00 p.m. on January 3, 2010.

         3. TERMINATION OF EMPLOYMENT. If, prior to June 30, 2003, your employment is terminated by the Company without Cause, or your employment terminates due to death or Disability, or there is a Constructive Termination without Cause or a termination of your employment as result of notice by the Company of non-renewal pursuant to Section 2 of the Employment Agreement, this option shall immediately become vested and exercisable in full and shall continue to be exercisable until its scheduled expiration date under Paragraph 2 above or, if sooner, its exercise in full. If your employment is terminated prior to June 30, 2003 pursuant to Section 11(c) or 11(e) of the Employment Agreement, this option shall be immediately forfeited. Termination of your employment for any reason on or after June 30, 2003 shall not affect this option, except that if your employment is terminated pursuant to Section 11(c) of 11(e) of the Employment Agreement, this option will expire at 5:00 p.m. on the 90th day after the date of termination of employment.

         4. CHANGE IN CONTROL - VESTING. In the event of a Change in Control, this option shall immediately become vested and exercisable in full and shall continue to be exercisable until its scheduled expiration date under Paragraph 2 above or, if sooner, its exercise in full. Notwithstanding any other provision of this Grant Notice, termination of your employment for any reason following such Change in Control shall not affect this option.

         5. EXERCISE OF OPTION.

            (a) METHOD OF EXERCISE. This option may be exercised from time to time by delivery of written notice of exercise to the Company. Such notice shall specify the total number of shares to be purchased and be accompanied by payment in accordance with Paragraph 5(b) below. Such exercise shall be effective upon delivery to the Company of such written notice together with the required payment (or arrangement for payment). This option may be exercised for less than the full number of shares for which the option is then exercisable, provided that no such exercise may be for any fractional share.

            (b) METHOD OF PAYMENT. Payment of the purchase price for shares purchased upon an exercise of this option may be made (i) by delivery to the Company of cash, a wire transfer of immediately available funds, or a check payable to the order of the Company in an amount equal to the purchase price of such shares; (ii) by delivery to the Company of shares of Stock then owned by you for at least six months having an aggregate Fair Market Value on the date of delivery equal to the purchase price of such shares; (iii) through reasonable cashless exercise procedures that are from time to time established by the Company (which procedures the Company agrees to establish promptly if requested by you); or (iv) by any combination of (i), (ii), and
(iii).

            (c) DELIVERY OF OPTION SHARES. The Company shall, upon payment of the purchase price for the number of shares purchased, make prompt delivery of such shares to you and pay all original issue and transfer taxes and all other fees and expenses incident to such delivery. To the extent that such shares are not promptly delivered to you when due, the Company shall promptly make you whole for any resulting expense or loss of benefit. The Company shall deliver cash in lieu of any fractional share.

            (d) RESERVATION, REGISTRATION AND LISTING OF SHARES. The Company shall at all times reserve, out of its authorized and unissued shares of Stock, a number of shares sufficient to provide for the exercise in full of this option. All shares of Stock issued upon exercise of this option shall be duly authorized and, when issued upon such exercise, shall be (i) validly issued, fully paid and nonassessable and (ii) shall be, and shall remain, (x) fully registered or qualified (both for issuance and resale) under applicable Federal and state securities laws and (y) listed, or qualified for trading, on a national securities exchange or national market system so long as the equity securities of the Company are so listed or qualified for trading.

            (e) LEGAL REQUIREMENTS. The obligation of the Company to sell and deliver any stock under this option is specifically subject to all applicable laws, rules, regulations and required governmental approvals. The Company shall use its reasonable best efforts to obtain such approvals as promptly as practicable.

         6. DEFERRAL OF OPTION GAINS. You shall have the right, by furnishing written notice to the Company at least six months prior to any exercise of this option, to irrevocably elect to defer any gains realized upon or in connection with such exercise. Any such deferral, including the manner of exercise of this option in connection with such deferral, shall be made in such manner as may reasonably be required by the Company, including such requirements as may apply in order to defer such gains for Federal income tax purposes and to avoid a charge to the Company's earnings for financial accounting purposes. You may elect to defer such gains into any non-qualified deferral plan of the Company that accepts such deferrals on terms that satisfy the requirements of the preceding sentence. If no such plan is available, you may elect to defer such gains into Share Units (with a "SHARE UNIT" representing a share of Stock, including any dividends and other distributions that may be declared or made thereon during the period of the deferral). Amounts deferred under this Paragraph 6 shall be paid out under the terms of your election to defer.

         7. TRANSFERABILITY OF OPTION. This option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process, except that this option may be transferred in whole or in part (i) by will or the laws of descent and distribution, (ii) to any Family Member or to any trust, the sole beneficiaries of which are you and/or your Family Members, provided that such Family Members and/or trusts (and upon distribution their beneficiaries) agree to be bound by the provisions of this Grant Notice, or (iii) to any organization that is exempt from Federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code or any private foundation that is exempt from Federal income taxation under Section 509 of such Code, provided that such organization or foundation agrees to be bound by the provisions of this Grant Notice. For purposes of clause (ii) of the preceding sentence, "Family Member" shall mean your spouse, parents, and lineal descendants (including descendants by adoption). Any person to whom this option has been transferred in whole or in part in accordance with the first sentence of this Section 7 shall, to the extent of the transfer, succeed to your rights, and assume your obligations, under this Grant Notice. You shall give notice to the Company of any transfer of this option, in whole or in part, pursuant to clause (ii) or (iii) of the first sentence of this Section 7. No transfer pursuant to this Section 7 may be for consideration.

         8. ADJUSTMENT PROVISIONS.

            (a) GENERAL. In the event of any merger, consolidation, reorganization, recapitalization, spin-off, split-up, combination, share exchange, liquidation, dissolution, stock split, stock dividend, other distribution of securities or other property in respect of shares or other securities (other than ordinary recurring cash dividends), issuance of Stock at a price below Fair Market Value (other than pursuant to the exercise of any options or similar rights granted to any employees, consultants, officers or directors of the Company), redemption of Stock at a price above Fair Market Value, or other change in corporate structure or capitalization affecting the rights or value of the Stock, the Board shall promptly make appropriate adjustment(s), reasonably and in good faith, in the number and/or kind of equity securities subject to this option and/or in the exercise price and/or in other terms and conditions of this option, and/or shall promptly make appropriate provision(s), reasonably and in good faith, for supplemental payments of cash, securities and/or other property, so as to avoid dilution or enlargement of your rights and of the after-tax economic opportunity and value represented by this option. Notwithstanding the above, in the event the outstanding shares of Stock shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a re-capitalization, reclassification, merger, consolidation, combination or similar transaction, then, unless otherwise determined by the Board, this option shall thereafter become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Stock subject to the option would have been changed or exchanged had the option been exercised in full prior to such transaction, and provided that, if necessary, the provisions of the option shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the option. Upon any adjustment pursuant to this Paragraph 8(a), the Company shall promptly deliver to you a certificate, signed by an officer of the Company: (x) setting forth in reasonable detail the event requiring the adjustment and the method by which the adjustment was calculated or otherwise determined and (y) specifying the adjustment made.

            (b) CERTAIN CHANGES IN CONTROL. In the event of any sale, merger, consolidation or other transaction in which the Company is not the surviving entity or in which the Company becomes a subsidiary of another entity, the Company shall use its best efforts to enable you (if you so elect) to exercise this Option at a time and in a fashion that will enable you to receive in exchange for any Stock thus acquired the same consideration as is received in such transaction by other holders of Stock.

         9. TAX WITHHOLDING. The Company's obligation to deliver shares upon the exercise of this option shall be subject to your satisfaction of all applicable Federal, state and local income, excise, and employment tax withholding requirements ("TAX OBLIGATIONS"). You may satisfy any such tax obligations (a) in any of the manners provided in Paragraph 5(b) above for payment of the purchase price; (b) by authorizing the Company to withhold shares of Stock that would otherwise be delivered to you having a Fair Market Value equal to, but not greater than, the amount of tax required to be withheld; or (c) by any combination of (a) and (b).

         10. ASSIGNABILITY. No rights or obligations of the Company under this Grant Notice may be assigned or transferred by the Company EXCEPT pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company, provided that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Grant Notice, either contractually or as a matter of law. In the event of any merger, consolidation, sale or liquidation as described in the preceding sentence, the Company shall take whatever action it reasonably can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder.

         11. MISCELLANEOUS.

             (a) RESOLUTION OF DISPUTES. Any disputes arising out of or relating to this Grant Notice shall be resolved in accordance with Section 13 of the Employment Agreement, which shall be deemed incorporated herein in full.

             (b) NOTICES. All notices and other communications relating to this Grant Notice shall be given as provided in Section 22 of the Employment Agreement.

             (c) AMENDMENT; WAIVER. No provision of this Grant Notice may be amended or modified except by an instrument or instruments in writing signed by the parties hereto. Any party may waive compliance by another with any of the provisions of this Grant Notice, provided that (a) no waiver of any provision hereof shall be construed as a waiver of any other provision or subsequent breach and (b) any such waiver shall be in writing signed by the party waiving such compliance. The failure of any party hereto to enforce at any time any provision hereof shall not be construed to be a waiver of such provision, nor in any way to affect the validity hereof of any part hereof or the right of any party thereafter to enforce each and every such provision.

             (d) GOVERNING LAW. This Grant Notice shall be governed and construed in accordance with the laws of the State of Delaware, without reference to conflict of laws principles.

             (e) SURVIVORSHIP. Except as otherwise expressly set forth in this Grant Notice, the respective rights and obligations of you and the Company hereunder shall survive any termination of your employment.

             (f) REFERENCES. In the event of your death or a judicial determination of your incompetence, reference in this Grant Notice to you shall be deemed, where appropriate, to refer to your beneficiary, estate or other legal representative.

             (g) HEADINGS. Headings are provided herein for convenience of reference only and are not to serve as a basis for interpretation or construction of this Grant Notice.



                                      Sunbeam Corporation

                                      By:
                                         --------------------------
                                              Ronald H. Dunbar
                                              Senior Vice President

Accepted and agreed:



----------------------
    Paul E. Shapiro

                                                                      APPENDIX D

                     STOCK OPTION GRANT TO BOBBY G. JENKINS

                             NOTICE OF STOCK OPTION
                             GRANTED JANUARY 3, 2000
                                ("Grant Notice")

To Bobby G. Jenkins:

         You are hereby granted a nonqualified stock option to purchase 550,000 shares of Stock of [S Co.] (the "Company") at $4.125 per share, purchasable as set forth in, and subject to the terms and conditions of, this Grant Notice and the Agreement dated as of [January 3, 2000] between you and the Company (the "Employment Agreement"). In the event of any conflict between this Grant Notice and the Employment Agreement, the Employment Agreement shall control. All capitalized terms not defined in this Grant Notice shall have the meanings set forth in the Employment Agreement. The grant of this option is subject to the approval of the Company's shareholders at the annual meeting of the Company's shareholders held in 2000 ("Shareholder Approval") and the option shall be void ab initio if such Shareholder Approval is not obtained.

         1. VESTING. Subject to the provisions of Paragraphs 3 and 4 below, this option shall become vested and exercisable on June 30, 2003.

         2. EXPIRATION. This option, unless sooner terminated or exercised in full, shall expire at 5:00 p.m. on January 3, 2010.

         3. TERMINATION OF EMPLOYMENT. If, prior to June 30, 2003, your employment is terminated by the Company without Cause, or your employment terminates due to death or Disability, or there is a Constructive Termination without Cause or a termination of your employment as result of notice by the Company of non-renewal pursuant to Section 2 of the Employment Agreement, this option shall immediately become vested and exercisable in full and shall continue to be exercisable until its scheduled expiration date under Paragraph 2 above or, if sooner, its exercise in full. If your employment is terminated prior to June 30, 2003 pursuant to Section 11(c) or 11(e) of the Employment Agreement, this option shall be immediately forfeited. Termination of your employment for any reason on or after June 30, 2003 shall not affect this option, except that if your employment is terminated pursuant to Section 11(c) of 11(e) of the Employment Agreement, this option will expire at 5:00 p.m. on the 90th day after the date of termination of employment.

         4. CHANGE IN CONTROL - VESTING. In the event of a Change in Control, this option shall immediately become vested and exercisable in full and shall continue to be exercisable until its scheduled expiration date under Paragraph 2 above or, if sooner, its exercise in full. Notwithstanding any other provision of this Grant Notice, termination of your employment for any reason following such Change in Control shall not affect this option.

         5. EXERCISE OF OPTION.

            (a) METHOD OF EXERCISE. This option may be exercised from time to time by delivery of written notice of exercise to the Company. Such notice shall specify the total number of shares to be purchased and be accompanied by payment in accordance with Paragraph 5(b) below. Such exercise shall be effective upon delivery to the Company of such written notice together with the required payment (or arrangement for payment). This option may be exercised for less than the full number of shares for which the option is then exercisable, provided that no such exercise may be for any fractional share.

            (b) METHOD OF PAYMENT. Payment of the purchase price for shares purchased upon an exercise of this option may be made (i) by delivery to the Company of cash, a wire transfer of immediately available funds, or a check payable to the order of the Company in an amount equal to the purchase price of such shares; (ii) by delivery to the Company of shares of Stock then owned by you for at least six months having an aggregate Fair Market Value on the date of delivery equal to the purchase price of such shares; (iii) through reasonable cashless exercise procedures that are from time to time established by the Company (which procedures the Company agrees to establish promptly if requested by you); or (iv) by any combination of (i), (ii), and (iii).

            (c) DELIVERY OF OPTION SHARES. The Company shall, upon payment of the purchase price for the number of shares purchased, make prompt delivery of such shares to you and pay all original issue and transfer taxes and all other fees and expenses incident to such delivery. To the extent that such shares are not promptly delivered to you when due, the Company shall promptly make you whole for any resulting expense or loss of benefit. The Company shall deliver cash in lieu of any fractional share.

            (d) RESERVATION, REGISTRATION AND LISTING OF SHARES. The Company shall at all times reserve, out of its authorized and unissued shares of Stock, a number of shares sufficient to provide for the exercise in full of this option. All shares of Stock issued upon exercise of this option shall be duly authorized and, when issued upon such exercise, shall be (i) validly issued, fully paid and nonassessable and (ii) shall be, and shall remain, (x) fully registered or qualified (both for issuance and resale) under applicable Federal and state securities laws and (y) listed, or qualified for trading, on a national securities exchange or national market system so long as the equity securities of the Company are so listed or qualified for trading.

            (e) LEGAL REQUIREMENTS. The obligation of the Company to sell and deliver any stock under this option is specifically subject to all applicable laws, rules, regulations and required governmental approvals. The Company shall use its reasonable best efforts to obtain such approvals as promptly as practicable.

         6. DEFERRAL OF OPTION GAINS. You shall have the right, by furnishing written notice to the Company at least six months prior to any exercise of this option, to irrevocably elect to defer any gains realized upon or in connection with such exercise. Any such deferral, including the manner of exercise of this option in connection with such deferral, shall be made in such manner as may reasonably be required by the Company, including such requirements as may apply in order to defer such gains for Federal income tax purposes and to avoid a charge to the Company's earnings for financial accounting purposes. You may elect to defer such gains into any non-qualified deferral plan of the Company that accepts such deferrals on terms that satisfy the requirements of the preceding sentence. If no such plan is available, you may elect to defer such gains into Share Units (with a "SHARE UNIT" representing a share of Stock, including any dividends and other distributions that may be declared or made thereon during the period of the deferral). Amounts deferred under this Paragraph 6 shall be paid out under the terms of your election to defer.

         7. TRANSFERABILITY OF OPTION. This option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process, except that this option may be transferred in whole or in part (i) by will or the laws of descent and distribution, (ii) to any Family Member or to any trust, the sole beneficiaries of which are you and/or your Family Members, provided that such Family Members and/or trusts (and upon distribution their beneficiaries) agree to be bound by the provisions of this Grant Notice, or (iii) to any organization that is exempt from Federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code or any private foundation that is exempt from Federal income taxation under Section 509 of such Code, provided that such organization or foundation agrees to be bound by the provisions of this Grant Notice. For purposes of clause (ii) of the preceding sentence, "Family Member" shall mean your spouse, parents, and lineal descendants (including descendants by adoption). Any person to whom this option has been transferred in whole or in part in accordance with the first sentence of this Section 7 shall, to the extent of the transfer, succeed to your rights, and assume your obligations, under this Grant Notice. You shall give notice to the Company of any transfer of this option, in whole or in part, pursuant to clause (ii) or (iii) of the first sentence of this Section 7. No transfer pursuant to this Section 7 may be for consideration.

         8. ADJUSTMENT PROVISIONS.

            (a) GENERAL. In the event of any merger, consolidation, reorganization, recapitalization, spin-off, split-up, combination, share exchange, liquidation, dissolution, stock split, stock dividend, other distribution of securities or other property in respect of shares or other securities (other than ordinary recurring cash dividends), issuance of Stock at a price below Fair Market Value (other than pursuant to the exercise of any options or similar rights granted to any employees, consultants, officers or directors of the Company), redemption of Stock at a price above Fair Market Value, or other change in corporate structure or capitalization affecting the rights or value of the Stock, the Board shall promptly make appropriate adjustment(s), reasonably and in good faith, in the number and/or kind of equity securities subject to this option and/or in the exercise price and/or in other terms and conditions of this option, and/or shall promptly make appropriate provision(s), reasonably and in good faith, for supplemental payments of cash, securities and/or other property, so as to avoid dilution or enlargement of your rights and of the after-tax economic opportunity and value represented by this option. Notwithstanding the above, in the event the outstanding shares of Stock shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a re-capitalization, reclassification, merger, consolidation, combination or similar transaction, then, unless otherwise determined by the Board, this option shall thereafter become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Stock subject to the option would have been changed or exchanged had the option been exercised in full prior to such transaction, and provided that, if necessary, the provisions of the option shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the option. Upon any adjustment pursuant to this Paragraph 8(a), the Company shall promptly deliver to you a certificate, signed by an officer of the Company: (x) setting forth in reasonable detail the event requiring the adjustment and the method by which the adjustment was calculated or otherwise determined and (y) specifying the adjustment made.

            (b) CERTAIN CHANGES IN CONTROL. In the event of any sale, merger, consolidation or other transaction in which the Company is not the surviving entity or in which the Company becomes a subsidiary of another entity, the Company shall use its best efforts to enable you (if you so elect) to exercise this Option at a time and in a fashion that will enable you to receive in exchange for any Stock thus acquired the same consideration as is received in such transaction by other holders of Stock.

         9. TAX WITHHOLDING. The Company's obligation to deliver shares upon the exercise of this option shall be subject to your satisfaction of all applicable Federal, state and local income, excise, and employment tax withholding requirements ("TAX OBLIGATIONS"). You may satisfy any such tax obligations (a) in any of the manners provided in Paragraph 5(b) above for payment of the purchase price; (b) by authorizing the Company to withhold shares of Stock that would otherwise be delivered to you having a Fair Market Value equal to, but not greater than, the amount of tax required to be withheld; or (c) by any combination of (a) and (b).

         10. ASSIGNABILITY. No rights or obligations of the Company under this Grant Notice may be assigned or transferred by the Company EXCEPT pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company, provided that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Grant Notice, either contractually or as a matter of law. In the event of any merger, consolidation, sale or liquidation as described in the preceding sentence, the Company shall take whatever action it reasonably can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder.

         11. MISCELLANEOUS.

             (a) RESOLUTION OF DISPUTES. Any disputes arising out of or relating to this Grant Notice shall be resolved in accordance with Section 13 of the Employment Agreement, which shall be deemed incorporated herein in full.

             (b) NOTICES. All notices and other communications relating to this Grant Notice shall be given as provided in Section 22 of the Employment Agreement.

             (c) AMENDMENT; WAIVER. No provision of this Grant Notice may be amended or modified except by an instrument or instruments in writing signed by the parties hereto. Any party may waive compliance by another with any of the provisions of this Grant Notice, provided that (a) no waiver of any provision hereof shall be construed as a waiver of any other provision or subsequent breach and (b) any such waiver shall be in writing signed by the party waiving such compliance. The failure of any party hereto to enforce at any time any provision hereof shall not be construed to be a waiver of such provision, nor in any way to affect the validity hereof of any part hereof or the right of any party thereafter to enforce each and every such provision.

             (d) GOVERNING LAW. This Grant Notice shall be governed and construed in accordance with the laws of the State of Delaware, without reference to conflict of laws principles.

             (e) SURVIVORSHIP. Except as otherwise expressly set forth in this Grant Notice, the respective rights and obligations of you and the Company hereunder shall survive any termination of your employment.

             (f) REFERENCES. In the event of your death or a judicial determination of your incompetence, reference in this Grant Notice to you shall be deemed, where appropriate, to refer to your beneficiary, estate or other legal representative.

             (g) HEADINGS. Headings are provided herein for convenience of reference only and are not to serve as a basis for interpretation or construction of this Grant Notice.

                                       Sunbeam Corporation

                                       By:
                                          --------------------------
                                               Ronald H. Dunbar
                                               Senior Vice President

Accepted and agreed:


----------------------
   Bobby G. Jenkins

                                                                      APPENDIX E

                               SUNBEAM CORPORATION

                                  KEY EXECUTIVE
                            LONG TERM INCENTIVE PLAN

1. PURPOSE. The purpose of the Sunbeam Corporation Key Executive Long Term Incentive Plan is to encourage improved profitability, return on investment, and growth of the Company.

2. DEFINITIONS. The following terms, as used herein, shall have the following meanings:

   (a) "Award" shall mean an incentive compensation award, granted pursuant to the Plan, which is contingent upon the attainment of Performance Factors with respect to a Performance Period.

   (b) "Board" shall mean the Board of Directors of the Company.

   (c) "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

       (i) any Person is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 50% or more of the Total Voting Power of the Company's then outstanding Voting Securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (3) below; or

       (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

       (iii) there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity or any parent thereof) at least 50% of the Total Voting Power of the Voting Securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 50% or more of the Total Voting Power of the Company's then outstanding Voting Securities; or

       (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 75% of the Total Voting Power of the Voting Securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

   (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

   (f) "Committee" shall mean, at the discretion of the Board of Directors, a Committee of the Board of Directors, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board of Directors, is an "outside director" within the meaning of Section 162(m) of the Code and a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act.

   (g) "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

   (h) "Company" shall mean Sunbeam Corporation, a Delaware corporation, and where appropriate each of its Subsidiaries.

   (i) "Covered Employee" shall have the meaning set forth in Section 162(m)(3) of the Code.

   (j) "Disability" shall mean permanent disability as determined pursuant to the Company's long-term disability plan or policy, in effect at the time of such Disability.

   (k) "Effective Date" shall mean the date as of which this Plan is adopted by the Board of Directors.

   (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

   (m) "Participant" shall mean an officer or other employee of the Company who is, pursuant to Section 4 of the Plan, selected to participate herein.

   (n) "Performance Factors" shall mean the criteria and objectives, determined by the Committee, which must be met during the applicable Performance Period as a condition of the Participant's receipt of payment with respect to an Award. Performance Factors may include any or all of the following: earnings per share; net income (before and/or after taxes); operating income; earnings before all or any of interest, taxes, depreciation and/or amortization ("EBIT", "EBITA" or "EBITDA"); earnings from continuing operations; cash flow; inventory turns; working capital; return on equity; return on assets and/or sales (net and/or gross); or any increase or decrease of one or more of the foregoing over a specified period. Such Performance Factors may relate to the performance of the Company, a business unit, product line, or any combination thereof. With respect to Participants who are not Senior Officers, Performance Factors may also include such objective or subjective performance goals as the Committee may, from time to time, establish. Subject to Section 5(b) hereof, the Committee shall have the sole discretion to determine whether, or to what extent, Performance Factors are achieved; PROVIDED, HOWEVER, that whether or not a Performance Award is intended to constitute qualified performance-based compensation within the meaning of
   Section 162(m) of the Code, the Committee shall have the authority to make appropriate adjustments in Performance Factors under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets; (2) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established; (3) all items of gain, loss or expense for the year related to restructuring charges for the Company; (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business; (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30; and (6) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto.

   (o) "Performance Period" shall mean the three-year period commencing on January 1, 2000, and each three-year period commencing on each January 1, thereafter; provided that a Performance Period for a Participant who becomes employed by the Company following the commencement of a Performance Period may be the date of the commencement of such employment.

   (p) "Plan" shall mean this Sunbeam Corporation Key Executive Long Term Incentive Plan.

   (q) "Senior Officer" shall mean an officer of the Company who is or may be determined to be potential "Named Executive Officer" under Section 162(m). Not later than the 90th day of each Performance Period, the Committee, in its sole and absolute discretion, shall designate one or more Senior Officers as participants in the Plan for such Performance Period and shall specify the terms and conditions for the determination and payment of an Award to each such Senior Officer for such Performance Period.

   (r) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of
   Section 424(f) of the Code.

   (s) "Total Voting Power" shall mean the aggregate number of votes which all shares of Voting Securities would be entitled to cast in the election of Directors if all such shares were present at a meeting of the Company's stockholders for the purpose of electing Directors.

   (t) "Voting Securities" shall mean the shares of capital stock, excluding the votes of shares of capital Stock having such entitlement only upon the happening of a contingency, entitled to cast votes in the election of Directors to the Board of Directors.

3. ADMINISTRATION. The Plan shall be administered by a Committee of the Board. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the terms, conditions, restrictions and performance criteria, including Performance Factors, relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, or surrendered; to make adjustments in the Performance Factors in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Awards; and to make all other determinations deemed necessary or advisable for the administration of the Plan; provided that with respect to participants other than the Senior Officers of the Company, the Committee may appoint the Chief Executive Officer or other appropriate officers of the Company to administer the Plan in accordance with this Section 3.

      All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant).

      Subject to Section 162(m) of the Code or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees.

4. ELIGIBILITY. Awards may be granted to officers and other employees of the Company's strategic business units in the sole discretion of the Committee. Subject to Section 5(b) below, in determining the persons to whom Awards shall be granted and the Performance Factors relating to each Award, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5. TERMS OF AWARDS. Awards granted pursuant to the Plan shall be communicated to Participants in such form as the Committee shall from time to time approve and the terms and conditions of such Awards shall be set forth therein.

   (a) IN GENERAL. Not later than 90 days after the commencement of each Performance Period (but in no case after 25% of the Performance Period has elapsed), the Committee shall specify in writing, by resolution of the Committee or other appropriate action, with respect to a Performance Period, the Performance Factors applicable to each Award; PROVIDED, HOWEVER, that with respect to Participants other than Senior Officers, the Chief Executive Officer or other persons designated by the Chief Executive Officer, shall have the authority to establish Performance Factors applicable to each such Award. Performance Factors may include a threshold level of performance below which no payment shall be made, levels of performance at which specified percentages of the Award shall be paid and a maximum level of performance above which no additional payment shall be made; PROVIDED, HOWEVER, that whether or not a Performance Award is intended to constitute qualified performance-based compensation within the meaning of Section 162(m) of the Code, the Committee shall have the authority to make appropriate adjustments in Performance Factors under an Award to reflect the impact of extraordinary items not reflected in such goals. Unless otherwise provided by the Committee (or the CEO with respect to Participants who are not Senior Officers) in connection with specified terminations of employment, payment in respect of Awards shall be made only if and to the extent the Performance Factors with respect to such Performance Period are attained.

   (b) SPECIAL PROVISIONS REGARDING AWARDS. Notwithstanding anything to the contrary contained herein, in no event shall payment in respect of Awards granted for a Performance Period be made to a Participant in an amount that exceeds $4,000,000 and in no event may the Committee increase at its discretion the amount of an Award payable to a Covered Employee upon attainment of the specified Performance Factors.

   (c) TIME AND FORM OF PAYMENT. Unless otherwise determined by the Committee, all payments in respect of Awards granted under this Plan shall be made, in cash or in Common Stock, or combination of both, at the Committee's discretion (or at the discretion of the Chief Executive Officer, in the case of any Participant other than a Senior Officer), within a reasonable period after the end of the Performance Period. In the case of Participants who are Covered Employees, unless otherwise determined by the Committee, such payments shall be made only after achievement of the Performance Factors has been certified by the Committee.

6. TERM. Subject to the approval of the Plan by the holders of a majority of the Company's common stock represented and voting on the proposal at the annual meeting of Company stockholders held during 2000, the Plan shall be effective for the fiscal year of the Company commencing January 1, 2000, and shall continue in effect until the fifth anniversary of the date of such stockholder approval, unless earlier terminated as provided below. Notwithstanding the termination of the Plan on the fifth anniversary of stockholder approval of the Plan, Awards granted under the Plan shall remain outstanding subject to the terms of the Plan until the expiration of the Performance Period to which such Award relates or the earlier termination of the Award in accordance with the provisions of the Plan. Upon such approval of the Plan by the Company's stockholders, all Awards under the Plan awarded on or after January 1, 2000 shall be fully effective as if the stockholders had approved the Plan on or before January 1, 2000.

7. GENERAL PROVISIONS.

   (a) COMPLIANCE WITH LEGAL REQUIREMENTS. The Plan and the granting and payment of Awards, and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

   (b) NONTRANSFERABILITY. Awards shall not be transferable by a Participant except upon the Participant's death following the end of the Performance Period but prior to the date payment is made, in which case the Award shall be transferable by will or the laws of descent and distribution.

   (c) NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in the Plan or in any Award granted pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the Plan or to interfere with or limit in any way the right of the Company to terminate such Participant's employment.

   (d) WITHHOLDING TAXES. Where a Participant or other person is entitled to receive a payment pursuant to an Award hereunder, the Company shall have the right to require the Participant or such other person to pay to the Company the amount of any taxes that the Company may be required to withhold before delivery to such Participant or other person of such payment.

   (e) AMENDMENT, TERMINATION AND DURATION OF THE PLAN. The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; PROVIDED THAT, no amendment that requires shareholder approval in order for the Plan to continue to comply with Code Section 162(m) shall be effective unless the same shall be approved by the requisite vote of the shareholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant under any Award following the end of the Performance Period to which such Award relates.

   (f) PARTICIPANT RIGHTS. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants.

   (g) CHANGE IN CONTROL. In the event of a Change in Control, all Awards under the Plan shall vest immediately and the Company shall pay to the Participant, as soon as practicable following the Change in Control, a pro rata portion to the date of Change in Control, the aggregate value of all Awards granted to such Participant for all then uncompleted Performance Periods, calculated as to each such Award by multiplying the Award that the Participant would have earned on the last day of the Performance Period, assuming the achievement, at the target level, of the Performance Factors established with respect to such Award, by the fraction obtained by dividing the number of full months and any fractional portion of a month during such Performance Period through the date of the Change in Control by the total number of months contained in such Performance Period.

   (h) TERMINATION OF EMPLOYMENT.

          (i) Unless otherwise provided by the Committee or set forth below, a Participant must be actively employed by the Company at the end of the Performance Period in order to be eligible to receive his or her Award.

          (ii) Unless otherwise provided by the Committee, if a Participant's employment is terminated as result of death, Disability or voluntary retirement with the consent of the Company prior to the end of the Performance Period, such Participant shall receive a pro rata portion of his or her Award that he or she would have received with respect to the applicable Performance Period, which shall be payable at such time that Awards are payable to other Participants.

          (iii) Unless otherwise provided by the Committee in connection with specified terminations of employment, if a Participant's employment terminates for any reason, other than death, Disability or voluntary retirement with the consent of the Company, prior to the end of a Performance Period, no Award shall be payable to such Participant with respect to such Performance Period.

   (i) UNFUNDED STATUS OF AWARDS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company.

   (j) GOVERNING LAW. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

   (k) EFFECTIVE DATE. The Plan shall take effect upon its adoption by the Board; PROVIDED, HOWEVER, that the Plan shall be subject to the requisite approval of the shareholders of the Company in order to comply with Section 162(m) of the Code. In the absence of such approval, the Plan (and any Awards made pursuant to the Plan prior to the date of such approval) shall be null and void.

   (l) BENEFICIARY. A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant and an Award is payable to the Participant's beneficiary pursuant to Section 6(b), the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

   (m) INTERPRETATION. The Plan is designed and intended to comply, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

                                                                      APPENDIX F

                 THE SUNBEAM CORPORATION 2000 STOCK OPTION PLAN
                         (EFFECTIVE AS OF _______, 2000)

1.       ESTABLISHMENTS AND PURPOSE.

         The purpose of the Sunbeam Corporation Stock Option Plan ("Plan") is to promote the interests of the Company and the stockholders of the Company by providing directors, officers, employees and consultants of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ or service of the Company, to acquire a proprietary interest in the long-term success of the Company and to reward the performance of individuals in fulfilling their personal responsibilities for long-range achievements.

2.       ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by a Committee appointed by the Board of Directors. The Committee shall have the authority, in its sole discretion, subject to and not inconsistent with the express terms and provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted; to determine the number of shares of stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged or surrendered; to make adjustments in the performance goals in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company (to the extent not inconsistent with Section 162(m) of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company and the Participant (or any person claiming any rights under the Plan from or through any Participant).

         The Committee may, in its absolute discretion, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (b) accelerate the vesting date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, or other Award or otherwise adjust any of the terms applicable to any such Award.

         Subject to Section 162(m) of the Code and except as required by Rule 16b-3 with respect to grants of Options to individuals who are subject to
Section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 or other applicable law, the Committee may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees.

         Subject to Section 162(m) of the Code and Section 16 of the Exchange Act, to the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending this Plan, establish special rules applicable to Options granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in the Plan, and grant Options to such Participants in accordance with those rules.

3.       DEFINITIONS.

         (a) "Agreement" shall mean the written agreement between the Company and a Participant evidencing an Award.

         (b) "Award" shall mean any Option, Restricted Stock, Stock Bonus award, Stock Appreciation Right or Performance Award granted pursuant to the terms of the Plan.

         (c) "Board of Directors" shall mean the Board of Directors of the Company.

         (d) "Cause" shall have the meaning as set forth in the particular employment agreement or a severance pay policy applicable to the Participant. If neither an employment agreement nor a severance pay policy is applicable to the Participant, Cause shall mean (1) the willful and continued failure by the Participant to substantially perform his or her duties and obligations to the Company, including without limitation, repeated refusal to follow the reasonable directions of the employer, knowing violation of law in the course of performance of the duties of Participant's employment with the Company, repeated absences from work without a reasonable excuse, and intoxication with alcohol or illegal drugs while on the Company's premises during regular business hours (other than any such failure resulting from his or her incapacity due to physical or mental illness); (2) fraud or material dishonesty against the Company; or (3) a conviction or plea of guilty or nolo contendre to a felony or a crime involving material dishonesty. For purposes of this Section 2(e), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his or her action or omission was in the best interest of the Company. Determination of Cause shall be made by the Committee in its sole discretion.

         (e) A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

             (1) any Person is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 50% or more of the Total Voting Power of the Company's then outstanding Voting Securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph
             (3) below; or

             (2) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the Effective Date or whose election or nomination for election was previously so approved or recommended; or

             (3) there is consummated a merger or consolidation of the Company with any other corporation other than (A) a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity or any parent thereof) at least 50% of the Total Voting Power of the Voting Securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a re-capitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 50% or more of the Total Voting Power of the Company's then outstanding Voting Securities; or

             (4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 75% of the Total Voting Power of the Voting Securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

         (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

         (g) "Committee" shall mean, at the discretion of the Board of Directors, a Committee of the Board of Directors, which shall consist of two or more persons, each of whom, unless otherwise determined by the Board of Directors, is an "outside director" within the meaning of
         Section 162(m) of the Code and a "non-employee director" within the meaning of Rule 16b-3.

         (h) "Company" shall mean Sunbeam Corporation, a Delaware corporation, and, where appropriate, each of its Subsidiaries.

         (i) "Company Stock" shall mean the common stock of the Company, par value $.01 per share.

         (j) "Disability" shall mean permanent disability as determined pursuant to the Company's long-term disability plan or policy, in effect at the time of such Disability.

         (k) "Effective Date" shall mean the date as of which this Plan is adopted by the Board of Directors.

         (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         (m) "The "Fair Market Value" of a share of Company Stock, as of a date of determination, shall mean (1) the closing sales price per share of Company Stock on the national securities exchange on which such stock is principally traded on the date of the grant of such Award, or (2) if the shares of Company Stock are not listed or admitted to trading on any such exchange, the closing price as reported by the Nasdaq Stock Market for the last preceding date on which there was a sale of such stock on such exchange, or (3) if the shares of Company Stock are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith upon the advice of a qualified valuation expert. In no event shall the fair market value of any share of Company Stock, the Option exercise price of any Option, the appreciation base per share of Company Stock under any Stock Appreciation Right, or the amount payable per share of Company Stock under any other Award, be less than the par value per share of Company Stock.

         (n) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

         (o) "Non-employee Director" shall mean a member of the Board of Directors who is not an employee of the Company.

         (p) "Nonqualified Stock Option" shall mean an Option other than an Incentive Stock Option.

         (q) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 6(b).

         (r) "Participant" shall mean an employee, consultant or director of the Company to whom an Award is granted pursuant to the Plan, and, upon the death of the employee, consultant or director, his or her successors, heirs, executors and administrators, as the case may be.

         (s) "Performance Award" shall mean an Award granted to a Participant pursuant to Section 6(e) hereof.

         (t) "Person" shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, except that such term shall not include (1) the Company,
         (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

         (u) "Restricted Stock" shall mean a share of Company Stock which is granted pursuant to the terms of Section 6(d) hereof.

         (v) "Rule 16b-3" shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

         (w) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         (x) "Stock Appreciation Right" shall mean the right, granted to a Participant under Section 6(c), to be paid an amount measured by the appreciation in the Fair Market Value of a share of Company Stock from the date of grant to the date of exercise of the right, with payment to be made in cash and/or a share of Company Stock, as specified in the Award or determined by the Committee.

         (y) "Stock Bonus" shall mean a bonus payable in shares of Company Stock granted pursuant to Section 6(d) hereof.

         (z) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

         (aa) "Total Voting Power" shall mean the aggregate number of votes which all shares of Voting Securities would be entitled to cast in the election of Directors if all such shares were present at a meeting of the Company's stockholders for the purpose of electing Directors.

         (bb) "Voting Securities" shall mean the shares of capital stock, excluding the votes of shares of capital Stock having such entitlement only upon the happening of a contingency, entitled to cast votes in the election of Directors to the Board of Directors.

4.       STOCK SUBJECT TO THE PLAN.

         (a)      SHARES AVAILABLE FOR AWARDS.

                  The maximum number of shares of Company Stock reserved for issuance under the Plan shall be 8,000,000 shares (subject to adjustment as provided herein). Such shares may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company's treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

         (b)      INDIVIDUAL LIMITATION.

                  To the extent required by Section 162(m) of the Code, the total number of shares of Company Stock subject to Awards awarded to any Participant during any tax year of the Company, shall not exceed 1,000,000 shares (subject to adjustment as provided herein).

         (c)      ADJUSTMENT FOR CHANGE IN CAPITALIZATION.

                  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Company Stock, or other property), re-capitalization, Company Stock split, reverse Company Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, makes an adjustment appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of Company Stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of Company Stock issued or issuable in respect of outstanding Awards, (3) the exercise price, grant price or purchase price relating to any Award, and (4) the maximum number of shares subject to Awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to Incentive Stock Options, any such adjustment shall be made in accordance with Section 424 of the Code.

         (d)      ADJUSTMENT FOR CHANGE OR EXCHANGE OF SHARES FOR OTHER
                  CONSIDERATION.

                  In the event the outstanding shares of Company Stock shall be changed into or exchanged for any other class or series of capital stock or cash, securities or other property pursuant to a re-capitalization, reclassification, merger, consolidation, combination or similar transaction ("Transaction"), then, unless otherwise determined by the Committee, (1) each Option shall thereafter become exercisable for the number and/or kind of capital stock, and/or the amount of cash, securities or other property so distributed, into which the shares of Company Stock subject to the Option would have been changed or exchanged had the Option been exercised in full prior to such transaction, provided that, if the kind or amount of capital stock or cash, securities or other property received in such transaction is not the same for each outstanding share, then the kind or amount of capital stock or cash, securities or other property for which the Option shall thereafter become exercisable shall be the kind and amount so receivable per share by a plurality of the shares of Company Stock, and provided further that, if necessary, the provisions of the Option shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of capital stock, cash, securities or other property thereafter issuable or deliverable upon exercise of the Option, and (2) each Award that is not an Option and that is not automatically changed in connection with the Transaction shall represent the number and/or kind of shares of capital stock, and/or the amount of cash, securities or other property so distributed, into which the number of shares of Company Stock covered by the Award would have been changed or exchanged had they been held by a stockholder.

         (e)      REUSE OF SHARES.

                  The following shares of Company Stock shall again become available for Awards: except as provided below, any shares subject to an Award that remain unissued upon the cancellation, surrender, exchange or termination of such Award for any reason whatsoever; and any shares of Restricted Stock forfeited. Notwithstanding the foregoing, upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of shares of Company Stock as to which the Award is exercised and such number of shares shall no longer be available for Awards under the Plan.

5.       ELIGIBILITY.

                  The persons who shall be eligible to receive Awards pursuant to the Plan shall be such employees of the Company (including officers of the Company, whether or not they are directors of the Company), Non-employee Directors, and consultants, as the Committee shall select from time to time.

6.       AWARDS UNDER THE PLAN.

         (a)      AGREEMENT.

                  The Committee may grant Awards in such amounts and with such terms and conditions, as the Committee shall determine, subject to the terms and provisions of the Plan. Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Agreement as the Committee may in its sole discretion deem necessary or desirable and unless the Committee determines otherwise, such Agreement must be signed, acknowledged and returned by the Participant to the Company. Unless the Committee determines otherwise, any failure by the Participant to sign and return the Agreement shall cause such Award to the Participant to be null and void. By accepting an Award or other benefits under the Plan (including participation in the Plan), each Participant shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, all provisions of the Plan and the Agreement.

         (b)      STOCK OPTIONS.

                  (i) The Committee may grant Options under the Plan to purchase shares of Company Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. Unless otherwise determined by the Committee, the exercise price of the share purchasable under an Option shall be the Fair Market Value per share on the grant date of such Option.

                  (ii) Each Non-employee Director immediately and automatically upon his or her election or re-election as a director of the Company shall be granted a Nonqualified Stock Option to purchase 5,000 shares of Company Stock. The exercise price for each share of Company Stock purchasable under such Option shall be the Fair Market Value per share on the date of the grant of such Option. Unless terminated earlier pursuant to
                  Section 7 hereof, such Option shall vest and become exercisable at the rate of one-third of such grant on each of the first, second and third anniversaries of the date of the grant and shall remain exercisable until the day prior to the tenth anniversary of the date of grant and shall terminate and cease to be exercisable on the tenth anniversary of the date of grant as described in subsection (f)(ii) below.

                  (iii) Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Nonqualified Stock Option.

                  (iv) SPECIAL REQUIREMENTS FOR INCENTIVE STOCK OPTIONS.

                                (A) To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

                                (B) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (A) the exercise price of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and
                                (B) such Incentive Stock Option is not
                                exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

         (C)      STOCK APPRECIATION RIGHTS.

                 (i) The Committee may grant a related Stock Appreciation Right in connection with all or any part of an Option granted under the Plan, either at the time such Option is granted or at any time thereafter prior to the exercise, termination or cancellation of such Option, and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, consistent with the terms and provisions of the Plan. The holder of a related Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right by exercise thereof to surrender to the Company for cancellation all or a portion of such related Stock Appreciation Right, but only to the extent that the related Option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate Fair Market Value of the shares of Company Stock subject to the related Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate appreciation base of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered. Upon any exercise of a related Stock Appreciation Right or any portion thereof, the number of shares of Company Stock subject to the related Option shall be reduced by the number of shares of Company Stock in respect of which such Stock Appreciation Right shall have been exercised.

                 (ii) The Committee may grant unrelated Stock Appreciation Rights in such amount and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The holder of an unrelated Stock Appreciation Right shall, subject to the terms and conditions of the Plan and the applicable Agreement, have the right to surrender to the Company for cancellation all or a portion of such Stock Appreciation Right, but only to the extent that such Stock Appreciation Right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate Fair Market Value of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate appreciation base of the shares of Company Stock subject to the Stock Appreciation Right or portion thereof surrendered.

                 (iii) The grant or exercisability of any Stock Appreciation Right shall be subject to such conditions, as the Committee, in its sole discretion, shall determine.

      (d)         RESTRICTED STOCK AND STOCK BONUS.

                (i) The Committee may grant Restricted Stock awards, alone or in tandem with other Awards under the Plan, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Agreements. The vesting of a Restricted Stock award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Company or any Subsidiary, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.

                (ii) Each Agreement with respect to a Restricted Stock award shall set forth the amount (if any) to be paid by the Participant with respect to such Award and when and under what circumstances such payment is required to be made.

                (iii) The Committee may, upon such terms and conditions as the Committee determines, provide that a certificate or certificates representing the shares underlying a Restricted Stock award shall be registered in the Participant's name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the Participant until such shares become vested or are forfeited. Except as provided in the applicable Agreement, no shares underlying a Restricted Stock award may be assigned, transferred, or otherwise encumbered or disposed of by the Participant until such shares have vested in accordance with the terms of such Award.

                (iv) If and to the extent that the applicable Agreement may so provide, a Participant shall have the right to vote and receive dividends on the shares underlying a Restricted Stock award granted under the Plan. Unless otherwise provided in the applicable Agreement, any stock received as a dividend on such Restricted Stock or in connection with a stock split of the shares underlying a Restricted Stock award shall be subject to the same restrictions as the shares underlying such Restricted Stock award.

                (v) The Committee may grant Stock Bonus awards, alone or in tandem with other Awards under the Plan, subject to such terms and conditions as the Committee shall determine in its sole discretion and as may be evidenced by the applicable Agreement.

      (e)         PERFORMANCE AWARDS.

                (i) The Committee may grant Performance Awards, alone or in tandem with other Awards under the Plan, to acquire shares of Company Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan.

                (ii) In the event that the Committee grants a Performance Award (other than a Nonqualified Stock Option or Incentive Stock Option), that is intended to constitute qualified performance-based compensation within the meaning of Section 162(m) of the Code, the following rules shall apply (as such rules may be modified by the Committee to conform with Code section 162(m) and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions thereto): (a) payments under the Performance Award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Committee not later than 90 days after the commencement of the period of service to which the Performance Award relates (or if less, one-third of such period of service); (b) the performance goal(s) to which the Performance Award relates shall be based on one or more of the following business criteria as applied to the Participant and/or a business unit of the Company: (1) earnings per share; (2) net income (before or after taxes); (3) operating income; (4) earnings before all or any of interest, taxes, depreciation and/or amortization ("EBIT", "EBITA" or "EBITDA"); (5) inventory turns; (6) cash flow; (7) working capital; (8) return on equity;
                (9) return on assets; (10) market share; (11) sales (net or gross) measured by product line, territory, customer(s), or other category; (12) earnings from continuing operations; (13) net worth; (14) levels of expense, cost or liability by category, operating unit or any other delineation; (15) or any increase or decrease of one or more of the foregoing over a specified period; and. (c) once granted, the Committee may not have discretion to increase the amount payable under such Performance Award, provided, however, that whether or not a Performance Award is intended to constitute qualified performance-based compensation within the meaning of Section 162(m) of the Code, the Committee shall have the authority to make appropriate adjustments in performance goals under a Performance

                Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets; (2) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established; (3) all items of gain, loss or expense for the year related to restructuring charges for the Company; (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business; (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30; and (6) such other items as may be prescribed by Section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto. The Committee shall, prior to making payment under any award under this Section 6(e), certify in writing that all applicable performance goals have been attained.

      (f)       EXERCISABILITY OF AWARDS; CANCELLATION OF AWARDS IN CERTAIN
                CASES.

                (i) Except as hereinafter provided, each Agreement with respect to an Option or Stock Appreciation Right shall set forth the period during which and the conditions subject to which the Option or Stock Appreciation Right evidenced thereby shall be exercisable, and each Agreement with respect to a Restricted Stock award or Performance Award shall set forth the period after which and the conditions subject to which the shares underlying such Award shall vest or be deliverable, all such periods and conditions to be determined by the Committee in its sole discretion. Unless the applicable Agreement otherwise specifies, no Option or Stock Appreciation Right shall be exercisable prior to the first anniversary of the date of grant, and each Option or Stock Appreciation Right granted under the Plan shall become cumulatively exercisable with respect to one-third of the shares of Company Stock subject thereto, rounded down to the next lower full share, on the first anniversary of the date of grant, and with respect to an additional one-third of the shares of Company Stock subject thereto, rounded down to the next lower full share, on the second anniversary of the date of grant, and shall become 100% exercisable on the third anniversary of the date of grant, and, subject to Section 7 hereof, shall remain exercisable until the day prior to the tenth anniversary of the date of grant and shall terminate and cease to be exercisable on the tenth anniversary of the date of grant.

                (ii) Except as provided in Section 7(d), no Option or Stock Appreciation Right may be exercised and no shares of Company Stock underlying any other Award under the Plan may vest or become deliverable more than ten (10) years after the date of grant.

                (iii) An Option or Stock Appreciation Right shall be exercisable by the filing of a written notice of exercise or a notice of exercise in such other manner with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 6(g) hereof.

                (iv) Unless the applicable Agreement provides otherwise, in the case of an Option or Stock Appreciation Right, at any time after the Company's receipt of notice of exercise of an Option or Stock Appreciation Right and prior to the Option or Stock Appreciation Right exercise date (as defined in subsection iv), and in the case of a Restricted Stock, Stock Bonus or Performance Award, at any time within the six (6) business days immediately preceding the otherwise applicable date on which the previously Restricted Stock, Stock Bonus or Performance Award would otherwise have become unconditionally vested or the shares subject thereto unconditionally deliverable, the Committee, in its sole discretion, shall have the right, by written notice to the Participant, to cancel such Award or any part thereof if the Committee, in its sole judgment, determines that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company's acquisition of Company Stock from, and/or the Participant's sale of Company Stock to, the public markets illegal, impracticable or inadvisable. If the Committee determines to cancel all or any part of an Award, the Company shall pay to the Participant an amount equal to the excess of (i) the aggregate Fair Market Value of the shares of Company Stock subject to the Award or part thereof cancelled (determined as of the Option or Stock Appreciation Right exercise date, or the date that shares would have been unconditionally vested or delivered in the case of Restricted Stock, Stock Bonus or Performance Award), over (ii) the aggregate Option exercise price or appreciation base of the Stock Appreciation Right or part thereof cancelled (in the case of an Option or Stock Appreciation Right) or any amount payable as a condition of delivery of shares (in the case of Restricted Stock, Stock Bonus or Performance Award). Such amount shall be delivered to the Participant as soon as practicable after such Award or part thereof is cancelled.

                (v) Unless the applicable Agreement provides otherwise, the "Option exercise date" and the "Stock Appreciation Right exercise date" shall be the date that the notice of exercise, together with payment, are received by the Company.

      (g)       PAYMENT OF AWARD PRICE.

                (i) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion otherwise determines, any notice of exercise of an Option or Stock Appreciation Right must be accompanied by payment of the full Option or Stock Appreciation Right exercise price. If Section 6(f)(iv) applies, and the six (6) business day delay for the Option exercise date or Stock Appreciation Right exercise date is applied, the Participant shall have no right to pay the Option or Stock Appreciation Right exercise price or to receive Company Stock with respect to the Option or Stock Appreciation Right exercise prior to the lapse of such six business days.

                (ii) Payment of the Option exercise price and of any other payment required by the Agreement to be made pursuant to any other Award shall be made in any combination of the following:
                (a) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee); (b) with the consent of the Committee in its sole discretion, by personal check (subject to collection) which may in the Committee's discretion be deemed conditional; and/or (c) unless otherwise provided in the applicable Agreement, by delivery of previously-acquired shares of Company Stock owned by the Participant for at least six (6) months (or such longer or shorter period as the Committee may in its discretion determine that will not result in variable accounting treatment) having a Fair Market Value (determined as of the Option exercise date, in the case of Options, or other relevant payment date as determined by the Committee, in the case of other Awards) equal to the portion of the exercise price being paid thereby. Payment in accordance with clause (a) of this Section 6(g)(ii) may be deemed to be satisfied, if and to the extent that the applicable Agreement so provides or the Committee permits, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Company Stock to be acquired pursuant to the Award to pay for all of the Company Stock to be acquired pursuant to the Award and an authorization to the broker or selling agent to pay that amount to the Company and to effect such sale at the time of exercise or other delivery of shares of Company Stock.

                (iii) In the case of payment made in accordance with clause (c) of Section 6(g)(ii), if (A) the person paying the Option exercise price or other payment required by an Agreement is the holder of the Award and is actively employed or in active service as a consultant or Non-employee Director on the exercise date and (B) all or any portion of the previously-acquired shares of Company Stock so delivered in payment were acquired by the holder upon exercise of an Option or Stock Appreciation Right, then, if and to the extent that the applicable Agreement so provides or the Committee in its sole discretion so determines, the Participant shall be granted a replacement Option on the Option exercise date or other payment date to purchase a number of shares of Company Stock equal to the number of shares so delivered in payment, at an exercise price equal to the Fair Market Value of the Company Stock on the exercise date and upon such other terms, conditions and restrictions (which may be the same as or different than the terms, conditions and restrictions of the Award so exercised) as the Committee may determine and set forth in the Agreement evidencing such replacement Option.

7.       TERMINATION OF EMPLOYMENT.

         (a) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant's employment or service with the Company and its Subsidiaries by the Company or its Subsidiaries for Cause, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof that is vested as of the date of such termination of employment or service may be given, for a period of thirty (30) days from and including the date of termination of employment or service (and shall thereafter terminate). Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, all portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service described in this subsection (a), and any other outstanding Award which is not vested as of the date of such termination of employment or service described in this subsection (a), shall terminate upon the date of such termination of employment or service described in this subsection (a).

         (b) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of the Participant's employment or service with the Company and its Subsidiaries for any reason other than as described in subsection (a),
         (c), (d) or (e) hereof, the portions of outstanding Options and Stock Appreciation Rights granted to such Participant that are exercisable as of the date of such termination of employment or service shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of such termination of employment or service may be given, for a period of ninety (90) days from and including the date of termination of employment or service (and shall terminate thereafter). Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, all portions of outstanding Options or Stock Appreciation Rights granted to such Participant which are not exercisable as of the date of such termination of employment or service described in this subsection (b), and any other outstanding Award which is not vested as of the date of such termination of employment or service described in this subsection (b), shall terminate upon the date of such termination of employment or service described in this subsection (b).

         (c) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant voluntarily retires with the consent of the Company or the Participant's employment or service terminates due to Disability, all outstanding Options, Stock Appreciation Rights and/or Restricted Stock awards shall continue to vest in accordance with the terms of the applicable Agreements. The Participant shall be entitled to (i) exercise each such Option and Stock Appreciation Right for a period of one (1) year from and including the later of (x) the date such entire Option or Stock Appreciation Right becomes fully exercisable in accordance with the terms of such Award and (y) the date of termination of employment or retirement, and thereafter such Options or Stock Appreciation Rights shall be cancelled, and (ii) make any payment or give any notice provided for under the terms of any other outstanding Award which is vested on such date of termination of employment or service for a period of one (1) year from the date of termination of employment or service described in this subsection (c), and thereafter such Awards or parts thereof shall be cancelled. Notwithstanding the foregoing, the Committee may in its sole discretion provide for a longer or shorter period for exercise of an Option or Stock Appreciation Right or may permit a Participant to continue vesting under an Option, Stock Appreciation Right or Restricted Stock award or to make any payment, give any notice or to satisfy any other condition under any other Award. Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, any outstanding Award other than an Option, Stock Appreciation Right or Restricted Stock award described above in this subsection (c) that is not vested on such date of termination of employment or service described in this subsection (c) shall terminate as of the date of such termination of employment or service described in this subsection (c). The Committee may in its sole discretion determine (i) whether any termination of employment or service is a voluntary retirement with the Company's consent or is due to Disability for purposes of the Plan,
         (ii) whether any leave of absence (including any short-term or long-term medical leave) constitutes a termination of employment or service within the meaning of the Plan, (iii) the applicable date of any such termination of employment or service, and (iv) the impact, if any, of any of the foregoing on Awards under the Plan.

         (d) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, if the Participant's employment or service terminates by reason of death, or if the Participant's employment or service terminates under circumstances providing for continued rights under subsection (b) or (c) of this
         Section 7 and during the period of continued rights described in subsection (b) or (c) the Participant dies, all outstanding Options, Restricted Stock awards and Stock Appreciation Rights granted to such Participant shall become fully vested and exercisable, all other Awards shall be cancelled, and the person to whom such rights have passed under the Participant's will (or if applicable, pursuant to the laws of descent and distribution) shall be entitled to exercise such Options or Stock Appreciation Rights for a period of one (1) year from and including the date of the Participant's death (notwithstanding that such period may extend more than 10 years after the grant of the Award) and thereafter all such Options or Stock Appreciation Rights or parts thereof and all other Awards shall be cancelled.

         (e) Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, upon termination of a Participant employment or service with the Company and its Subsidiaries
         (i) by the Company or its Subsidiaries without cause or (ii) by the Participant for "good reason" or any like term as defined under any employment agreement with the Company or a Subsidiary to which a Participant may be a party to (or in the case of a Non-employee Director upon such Non-employee Director's failure to be re-elected as a Non-employee Director of the Company), the portions of outstanding Options and Stock Appreciation Rights granted to such Participant which are exercisable as of the date of termination of employment or service of such Participant shall remain exercisable, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of employment or service may be given, for a period of one (1) year from and including the date of termination of employment or service and shall terminate thereafter as described in this subsection (e). Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, any other outstanding Award shall terminate as of the date of such termination of employment or service described in this subsection (e).

8.       EFFECT OF CHANGE IN CONTROL.

         Unless the applicable Agreement provides otherwise or the Committee in its sole discretion determines otherwise, in the event of a Change of
         Control:

         (a) any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested; and

         (b) the restrictions, deferral limitations, payment conditions, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, and any performance goals imposed with respect to Awards shall be deemed to be fully achieved.

9.       MISCELLANEOUS.

         (a) Notwithstanding any other provision hereof, the Committee shall have the right at any time to deny or delay a Participant's exercise of Options if such Participant is reasonably believed by the Committee (i) to be engaged in material conduct adversely affecting the Company or
         (ii) to be contemplating such conduct, unless and until the Committee shall have received reasonable assurance that the Participant is not engaged in, and is not contemplating, such material conduct adverse to the interests of the Company.

         (b) Participants are and at all times shall remain subject to the trading window policies adopted by the Company from time to time throughout the period of time during which they may exercise Options, Stock Appreciation Rights or sell shares of Company Stock acquired pursuant to the Plan.

10.      NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO AWARD.

         (a) Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment or service by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant.

         (b) No person shall have any claim or right to receive an Award hereunder. The Committee's granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

11.      SECURITIES MATTERS.

         (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

         (b) The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Award, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

12.      WITHHOLDING TAXES.

         (a) Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

         (b) Whenever shares of Company Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the minimum amount of tax required to be withheld. Such shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

13.      NOTIFICATION OF ELECTION UNDER SECTION 83(B) OF THE CODE.

         If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under
         Section 83(b) of the Code, such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service.

14.      NON-COMPETITION AND CONFIDENTIALITY.

         By accepting Awards and as a condition to the exercise of Awards and the enjoyment of any benefits of the Plan, including participation therein, each Participant agrees to be bound by and subject to non-competition, confidentiality and invention ownership agreements acceptable to the Committee or any officer or director to whom the Committee elects to delegate such authority.

15.      NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(B) OF
         THE CODE.

         Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

16.      AMENDMENT OR TERMINATION OF THE PLAN.

         The Board of Directors or the Committee may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that the requisite stockholder approval shall be required if and to the extent the Board of Directors or Committee determines that such approval is appropriate or necessary for purposes of satisfying Sections 162(m) or 422 of the Code or Rule 16b-3 or other applicable law. Awards may be granted under the Plan prior to the receipt of such stockholder approval of the Plan but each such grant shall be subject in its entirety to such approval and no Award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. No amendment or termination of the Plan may, without the consent of a Participant, adversely affect the Participant's rights under any outstanding Award.

17.      TRANSFERS UPON DEATH; NONASSIGNABILITY.

         (a) Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

         (b) During a Participant's lifetime, the Committee may, in its discretion, pursuant to the provisions set forth in this clause (b), permit the transfer, assignment or other encumbrance of an outstanding Option unless such Option is an Incentive Stock Option and the Committee and the Participant intends that it shall retain such status. Subject to the approval of the Committee and to any conditions that the Committee may prescribe, a Participant may, upon providing written notice to the General Counsel of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration. Any such transferee must agree, in writing, to be bound by all provisions of the Plan.

18.      EFFECTIVE DATE AND TERM OF PLAN.

         The Plan shall become effective on the Effective Date, but the Plan (and any grants of Awards made prior to stockholder approval of the Plan) shall be subject to the requisite approval of the stockholders of the Company. In the absence of such approval, such Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Awards under the Plan shall terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan.

19.      APPLICABLE LAW.

         Except to the extent preempted by any applicable federal law, the Plan shall be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

20.      PARTICIPANT RIGHTS.

         (a) No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any award until the date of the issuance of a Company Stock certificate to him or her for such shares.

         (b) Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of grants and Awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive grants and awards under the Plan, whether or not such persons are similarly situated.

21.      UNFUNDED STATUS OF AWARDS.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

22.      NO FRACTIONAL SHARES.

         No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

23.      INTERPRETATION.

         The Plan is designed and intended to the extent applicable, to comply with Section 162(m) of the Code, and to provide for grants and other transactions which are exempt under Rule 16b-3, and all provisions hereof shall be construed in a manner to so comply.

                              SUNBEAM CORPORATION

               2381 EXECUTIVE CENTER DRIVE, BOCA RATON, FL 33431

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

     The undersigned hereby appoints Steven R. Isko, Paul E. Shapiro and Barbara L. Allen as Proxies, each with the power to appoint a substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the shares of Common Stock of Sunbeam Corporation (the "Company") held of record by the undersigned on May 8, 2000, at the Annual Meeting of Stockholders of the Company to be held on June 27, 2000, or any adjournment thereof.

     IF NO DESIGNATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES AND FOR THE APPROVAL OF EACH OF PROPOSALS 2, 3, 4, 5, 6, AND 7, AS SET FORTH ON THE REVERSE SIDE.

                         (To be signed on reverse side)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                              SUNBEAM CORPORATION

                                 JUNE 27, 2000

                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

                       FOR ALL                     WITHHOLD
                  NOMINEES listed at               AUTHORITY
                right (except as marked     to vote for all nominees
                 to the contrary below)          listed at right

1. Election of           [ ]                         [ ]
   Directors
   (Proposal No. 1)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

-----------------------------------------------------------------------------

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

NOMINEES:   Philip E. Beekman
            Charles M. Elson
            Howard Gittis
            John H. Klein
            Jerry W. Levin
            David J. Pecker
            James D. Robinson III
            Faith Whittlesey

                                                         FOR   AGAINST  ABSTAIN
2. To approve the grant of stock options to Jerry        [ ]     [ ]      [ ]
   W. Levin, the Company's Chairman and Chief
   Executive Officer, pursuant to his Employment
   Agreement with the Company (Proposal No. 2).

3. To approve the grant of stock options to Paul E.      [ ]     [ ]      [ ]
   Shapiro, the Company's Executive Vice
   President and Chief Administrative Officer, pursuant to his Employment Agreement with the Company (Proposal No. 3).

4. To approve the grant of stock options to Bobby        [ ]     [ ]      [ ]
   G. Jenkins, the Company's Executive Vice
   President and Chief Financial Officer, pursuant to his Employment Agreement with the Company (Proposal No. 4).

5. To approve an amendment to the Sunbeam                [ ]     [ ]      [ ]
   Corporation Management Incentive Plan
   (Proposal No. 5).

6. To approve the adoption of the Sunbeam                [ ]     [ ]      [ ]
   Corporation Key Executive Long Term Incentive
   Plan (Proposal No. 6).

7. To approve the adoption of the Sunbeam                [ ]     [ ]      [ ]
   Corporation 2000 Option Plan (Proposal No. 7).

8. To transact such other business as may properly come           CHANGE OF [ ]
   before the Annual Meeting or any postponement or                 ADDRESS
   adjournment thereof, including matters that the officers of       AND/OR
   the Company may deem appropriate, and stockholder               COMMENTS
   proposals, if any, which are required to be included in the    MARK HERE
   proxy materials by the rules and regulations of the Securities and Exchange Commission.

Signature __________________________________________  Date: ____________, 2000

Signature, if held jointly__________________________  Date: ____________, 2000

NOTE: When shares held by joint tenants, both should sign. When signed as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.